LOAN AND SECURITY AGREEMENT

                            DATED AS OF JUNE 26, 2002

                                  BY AND AMONG

                         LASALLE BUSINESS CREDIT, INC.,

                                    AS AGENT

                   STANDARD FEDERAL BANK NATIONAL ASSOCIATION,

                                    AS LENDER

                        MEDICAL TECHNOLOGY SYSTEMS, INC.

                                       AND

                          MTS PACKAGING SYSTEMS, INC.,

                                  AS BORROWERS

                                       AND

                          THE GUARANTORS LISTED HEREIN



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                                      - i -

                                Table of Contents


                                                                           Page


1.       DEFINITIONS...........................................................1

2.       LOANS................................................................12

         (a)      Revolving Loans.............................................12

         (b)      Term Loan A.................................................13

         (c)      Term Loan B.................................................13

         (d)      Capital Expenditure Loans...................................13

         (e)      Repayments..................................................14

3.       LETTERS OF CREDIT....................................................16

         (a)      General Terms...............................................16

         (b)      Requests for Letters of Credit..............................16

         (c)      Obligations Absolute........................................16

         (d)      Expiration Dates of Letters of Credit.......................17

4.       INTEREST, FEES AND CHARGES...........................................17

         (a)      Interest Rate...............................................17

         (b)      Fees And Charges............................................17

         (c)      Maximum Interest............................................18

5.       COLLATERAL...........................................................18

         (a)      Grant of Security Interest to Agent.........................18

         (b)      Other Security..............................................19

         (c)      Possessory Collateral.......................................19

         (d)      Electronic Chattel Paper....................................19

         (e)      Siegel Family Trust.........................................20

         (f)      Guarantors..................................................20


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                                       ii

6.       PRESERVATION OF COLLATERAL AND PERFECTION OF SECURITY
                INTERESTS THEREIN.............................................20

7.       POSSESSION OF COLLATERAL AND RELATED MATTERS.........................20

8.       COLLECTIONS..........................................................21

9.       COLLATERAL, AVAILABILITY AND FINANCIAL REPORTS AND SCHEDULES.........22

         (a)      Daily/Weekly Reports........................................22

         (b)      Monthly Reports.............................................22

         (c)      Financial Statements........................................23

         (d)      Annual Projections..........................................23

         (e)      Explanation of Budgets and Projections......................23

         (f)      Public Reporting............................................24

         (g)      Valuation of Assets of Guarantors...........................24

         (h)      Other Information...........................................24

10.      TERMINATION..........................................................24

11.      REPRESENTATIONS AND WARRANTIES.......................................25

         (a)      Financial Statements and Other Information..................25

         (b)      Locations...................................................25

         (c)      Loans by Borrowers..........................................25

         (d)      Accounts and Inventory......................................26

         (e)      Liens.......................................................26

         (f)      Organization, Authority and No Conflict.....................26

         (g)      Litigation..................................................26

         (h)      Compliance with Laws and Maintenance of Permits.............26

         (i)      Affiliate Transactions......................................27

         (j)      Names and Tradenames........................................27

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                                      iii


         (k)      Equipment...................................................27

         (l)      Enforceability..............................................27

         (m)      Solvency....................................................27

         (n)      Indebtedness................................................27

         (o)      Margin Security and Use of Proceeds.........................27

         (p)      Parent, Subsidiaries and Affiliates.........................27

         (q)      No Defaults.................................................28

         (r)      Employee Matters............................................28

         (s)      Intellectual Property.......................................28

         (t)      Environmental Matters.......................................28

         (u)      ERISA Matters...............................................28

         (v)      Subordinated Debt and Preferred Stock Financing.............28

         (w)      Siegel License Agreement....................................29

         (x)      Absence of Undisclosed Liabilities..........................29

         (y)      Interrelatedeness of Borrowers and Guarantors...............29

         (z)      Individual Material Adverse Effect on Closing Date..........29

12.      AFFIRMATIVE COVENANTS................................................29

         (a)      Maintenance of Records......................................29

         (b)      Notices.....................................................29

         (c)      Compliance with Laws and Maintenance of Permits.............31

         (d)      Inspection and Audits.......................................31

         (e)      Insurance...................................................31

         (f)      Collateral..................................................33

         (g)      Use of Proceeds.............................................33

         (h)      Taxes.......................................................33


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                                       iv

         (i)      Intellectual Property.......................................33

         (j)      Senior Management...........................................33

         (k)      Key Person Life Insurance...................................34

         (l)      Siegel License Agreement....................................34

         (m)      Preferred Stock Documents...................................34

         (n)      Subordinated Debt Documents.................................34

         (o)      Borrower Subsidiaries.......................................34

13.      NEGATIVE COVENANTS...................................................34

         (a)      Guaranties..................................................34

         (b)      Indebtedness................................................34

         (c)      Liens.......................................................35

         (d)      Mergers, Sales, Acquisitions, Subsidiaries and Other
                     Transactions Outside the Ordinary Course of Business.....35

         (e)      Dividends and Distributions.................................36

         (f)      Investments; Loans..........................................36

         (g)      Fundamental Changes, Line of Business.......................36

         (h)      Equipment...................................................36

         (i)      Use of Proceeds.............................................36

         (j)      Affiliate Transactions......................................37

         (k)      Subordinated Debt Payments..................................37

         (l)      Certain Warrant and Preferred Stock Provisions..............37

14.      FINANCIAL COVENANTS..................................................37

         (a)      Tangible Net Worth..........................................37

         (b)      Debt Service Coverage Ratio.................................38

         (c)      Interest Coverage Ratio.....................................38

         (d)      Capital Expenditure Limitations.............................39

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                                       v

15.      DEFAULT..............................................................39

         (a)      Payment.....................................................39

         (b)      Breach of this Agreement and the Other Agreements...........39

         (c)      Breaches or Amendments of Other Obligations.................39

         (d)      Breach of Representations and Warranties....................39

         (e)      Loss of Collateral..........................................40

         (f)      Levy, Seizure or Attachment.................................40

         (g)      Bankruptcy or Similar Proceedings...........................40

         (h)      Appointment of Receiver.....................................40

         (i)      Judgment....................................................41

         (j)      Dissolution of Obligor......................................41

         (k)      Default or Revocation of Guaranty...........................41

         (l)      Criminal Proceedings........................................41

         (m)      Change of Control...........................................41

         (n)      Change of Management........................................41

         (o)      Termination of Life Insurance Policies......................41

         (p)      Material Adverse Effect.....................................41

         (q)      Siegel License Agreement....................................41

16.      REMEDIES UPON AN EVENT OF DEFAULT....................................41

17.      CONDITIONS PRECEDENT.................................................42

18.      INDEMNIFICATION......................................................44

19.      NOTICE...............................................................45

20.      CHOICE OF GOVERNING LAW; CONSTRUCTION; FORUM SELECTION...............45

21.      MODIFICATION AND BENEFIT OF AGREEMENT................................46

22.      HEADINGS OF SUBDIVISIONS.............................................46

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                                       VI

23.      POWER OF ATTORNEY....................................................46

24.      CONFIDENTIALITY......................................................46

25.      COUNTERPARTS.........................................................47

26.      ELECTRONIC SUBMISSIONS...............................................47

27.      WAIVER OF JURY TRIAL; OTHER WAIVERS..................................47

28.      AGENT AND LENDER.....................................................48

29.      JOINT AND SEVERAL OBLIGATIONS........................................48


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                                      VII

EXHIBITS

Exhibit A       Business and Collateral Locations

Exhibit B       Compliance Certificate

Exhibit C       Commercial Tort Claims

Exhibit D       Form of Capital Expenditure Note

Exhibit E       Form of Accountant's Letter


SCHEDULES

Schedule A        Addresses of Borrowers and Guarantors

Schedule 2        Description of Preferred Stock

Schedule 5(e)     Intellectual Property licensed to Borrowers
                   by Siegel Family Trust

Schedule 11(g)    Litigation

Schedule 11(i)    Affiliate Transactions

Schedule 11(j)    Names and Trade Names

Schedule 11(n)    Indebtedness

Schedule 11(p)    Parents, Subsidiaries and Affiliates

Schedule 11(s)    Intellectual Property

Schedule 11(x)    Liabilities

Schedule 13(c)    Permitted Liens

Schedule 17(a)    Closing Document List


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                                       1

                           LOAN AND SECURITY AGREEMENT

     THIS LOAN AND SECURITY AGREEMENT (as amended, modified or supplemented from time to time, this "Agreement") made this 26th day of June, 2002 by and among LASALLE BUSINESS CREDIT, INC., as Agent ("Agent"), STANDARD FEDERAL BANK NATIONAL ASSOCIATION, a national banking association, as Lender ("Lender"), MEDICAL TECHNOLOGY SYSTEMS, INC. ("MTS"), a Delaware corporation, and MTS PACKAGING SYSTEMS, INC., a Florida corporation, each having its principal place of business at having its principal place of business at 12920 Automobile Boulevard, Clearwater, Florida 33762 ("Packaging", and with MTS, each a "Borrower" and collectively, the "Borrowers").

                                   WITNESSETH:

     WHEREAS, the Borrowers may, from time to time, request Loans from Agent on behalf of Lender, and the parties wish to provide for the terms and conditions upon which such Loans or other financial accommodations, if made by Agent on behalf of Lender, shall be made;

     WHEREAS,   the   Guarantors   are  all  direct  or  indirect   wholly-owned
Subsidiaries of MTS, and as such, will derive benefit form the extension of the financial accommodations hereunder;

     NOW, THEREFORE, in consideration of any Loan (including any Loan by renewal or extension) hereafter made to a Borrower by Agent on behalf of Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each Borrower, the parties, intending to be legally bound, agree as follows:

     1. DEFINITIONS.

     "Account", "Account Debtor", "Chattel Paper", "Commercial Tort Claims", "Deposit Accounts", "Documents", "Electronic Chattel Paper", "Equipment", "Fixtures", "General Intangibles", "Goods", "Instruments", "Inventory", "Investment Property", "Letter-of-Credit Rights", "Proceeds" and "Tangible Chattel Paper" shall have the respective meanings assigned to such terms, as of the date of this Agreement, in the Pennsylvania Uniform Commercial Code as the same may be in effect from time to time.

     "Affiliate" shall mean any Person (i) which directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with, a Borrower, (ii) which beneficially owns or holds five percent (5%) or more of the voting control or equity interests of a Borrower, or (iii) five percent (5%) or more of the voting control or equity interests of which is beneficially owned or held by Borrower. No Borrower or Guarantor shall be deemed to be an Affiliate of any other Borrower or Guarantor. No Obligor shall be deemed to be an Affiliate of the Subordinated Lender, and the Subordinated Lender shall not be deemed to be an Affiliate of any Obligor.

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                                       2

     "Approved   Electronic  form  Notice",   "Approved  Electronic  form",  and
"Electronic form" shall have the meanings specified in Section 26 hereof.

     "Authorized Officer" shall mean any of the President, Chief Financial Officer or Treasurer of a Borrower (and other Person designated as such by such officers).

     "Business" shall mean the manufacture and sale of medication dispensing systems and disposable medication dispensing products, packaging equipment and allied ancillary products.

     "Business Day" shall mean any day other than a Saturday, a Sunday or any day that banks in Philadelphia, Pennsylvania are required or permitted to close.

     "Capital Expenditure Loans" shall mean the Loans made pursuant to Section 2(d) hereof.

     "Capital Expenditures" shall mean for any Person, with respect to any period of determination, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including expenditures for capitalized lease obligations) by such Person during such period that are required by GAAP, consistently applied, to be included in or reflected by the property, plant and equipment or similar fixed asset accounts (or intangible accounts subject to amortization) on the balance sheet of such Person, including, to the extent not already accounted for, capitalized development costs for such period.

     "Change of Control" shall mean the occurrence of any of the following: as the result of the issuance of securities by MTS or the disposition of outstanding securities of MTS by the holders thereof, by merger, or by any other transaction, members of the Siegel Family collectively own less than 22.5% of the combined voting power of all classes of Voting Securities, or (2) any "person" or group of persons (within the meaning of section 13(d) of the Securities Exchange Act of 1934 or Rule 13d-5 thereunder), other than one or more members of the Siegel Family or holders of the Series A Preferred Stock, Warrants or shares of common stock issued as a result of conversion of the exercise of the Warrants or the conversion of the Preferred Stock, becomes the "beneficial owner" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, except that a person shall be deemed to be the beneficial owner of all securities that such person has the right to acquire before or after the expiration of any period of time specified in such rule) of Voting Securities with combined voting power equal to or greater than the combined voting power of all Voting Securities held at the time in the aggregate by the members of the Siegel Family. In determining the percentage of voting power of all Voting Securities held by any Person (or "person"), all Voting Securities issuable upon the exercise, conversion or exchange of outstanding options, warrants, convertible securities or other rights to purchase or subscribe for Voting Securities shall be deemed to be outstanding.

     "Closing Date" shall mean the date of the funding of the initial Loans.

     "Closing Document List" shall have the meaning specified in Section 17(a) hereof.

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                                       3

     "Collateral" shall mean all of the property of a Borrower or Guarantor described in Section 5 hereof, together with all other real or personal property of any Obligor or any other Person now or hereafter pledged or assigned to Agent or Lender to secure, either directly or indirectly, repayment of any of the Liabilities.

     "Concentration Percentage" shall have the meaning specified in clause (xiv) of the definition "Eligible Account".

     "Debt Service Coverage Ratio" shall mean, for any Person, with respect to any period of determination, the ratio of (i) such Person's net income after taxes for such period (excluding any after-tax gains or losses on the sale of assets (other than the sale of Inventory in the ordinary course of business) and excluding other after-tax extraordinary gains or losses), plus depreciation and amortization deducted in determining net income for such period, plus tax benefits which offset any income tax expense provisions deducted in determining net income for such period, minus Unfinanced Capital Expenditures for such period plus the after-tax increase in LIFO reserves, or minus the after tax decrease in LIFO reserves, to (ii) such Person's current principal maturities of long-term debt and capitalized leases paid or scheduled to be paid during such period, plus any prepayments on indebtedness owed to any other Person (exclusive of payments of Excess Cash Flow made in accordance with Section 2(e)(v)(B) hereof, trade payables and Revolving Loans) and paid during such period plus, if the period of determination ends on and is for such Person's Fiscal Year, any Permitted Dividends paid during such Fiscal Year.

     "Default" shall mean an event which, with the giving of notice or the passage of time or both, would result in an Event of Default.

     "Eligible Account" shall mean an Account owing to a Borrower which is acceptable to Agent in its reasonable discretion for lending purposes. Without limiting Agent's discretion, Agent shall, in general, consider an Account to be an Eligible Account if it meets, and so long as it continues to meet, the following requirements:

          (i) it is genuine and in all respects is what it purports to be;

          (ii) it is owned by a Borrower, such Borrower has the right to subject it to a security interest in favor of Agent, or assign it to Agent, and it is subject to a first priority perfected security interest in favor of Agent and to no other claim, lien, security interest or encumbrance whatsoever other than Permitted Liens (excluding those Permitted Liens set forth in clause (v) of the definition thereof);

          (iii) it arises from (A) the performance of services by a Borrower in the ordinary course of such Borrower's business, and such services have been fully performed and acknowledged and accepted by the Account Debtor thereunder; or (B) the sale or lease of Goods by a Borrower in the ordinary course of such Borrower's business, and (x) such Goods have been completed in accordance with the Account Debtor's specifications (if any) and delivered to the Account Debtor, (y) such Account Debtor has not refused to accept, returned or offered to return, any of the Goods which are the subject of such Account, and (z) such Borrower has possession of, or such Borrower has delivered to Agent (at Agent's request) shipping and delivery receipts evidencing delivery of such Goods;

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                                       4

          (iv) it is evidenced by an invoice rendered to the Account Debtor thereunder, is due and payable by its terms within ninety (90) days after the date of the invoice and does not remain unpaid more than ninety (90) days past the invoice date thereof; provided, however, that if more than twenty-five percent (25%) of the aggregate dollar amount of invoices owing by a particular Account Debtor remain unpaid more than ninety (90) days after the respective invoice dates thereof, then all Accounts owing by that Account Debtor shall be deemed ineligible;

          (v) it is a valid, legally enforceable and unconditional obligation of the Account Debtor thereunder, and is not subject to setoff, counterclaim, credit, allowance or adjustment by such Account Debtor, or to any claim by such Account Debtor denying liability thereunder in whole or in part;

          (vi) it does not arise out of a contract or order which fails in any material respect to comply with the requirements of applicable law;

          (vii) the Account Debtor thereunder is not a director, officer, employee or agent of a Borrower, or a Subsidiary, Parent or Affiliate;

          (viii) if the Account Debtor thereof is the United States of America or any state or local government, or any department, agency or instrumentality thereof, the Borrower to which such Account shall have assigned its right to payment of such Account to Agent pursuant to, and in full compliance with, the Assignment of Claims Act of 1940, as amended, or any comparable state or local law, as applicable;

          (ix) it is not an Account with respect to which the Account Debtor is located in a state which requires the Borrower to which such Account is owed, as a precondition to commencing or maintaining an action in the courts of that state, either to (A) receive a certificate of authority to do business and be in good standing in such state; or (B) file a notice of business activities report or similar report with such state's taxing authority, unless (x) such Borrower has taken one of the actions described in clauses (A) or (B); (y) the failure to take one of the actions described in either clause (A) or (B) may be cured retroactively by such Borrower at its election; or (z) such Borrower has proven, to Agent's satisfaction, that it is exempt from any such requirements under any such state's laws;

          (x) the Account Debtor is located within the United States of America or is located within a foreign country and, in each case, the Account owing by such Account Debtor is payable in U.S. Dollars and with respect to Account Debtors who are residents or citizens of or are located within a foreign country, the Account is supported by a letter of credit or credit insurance which is in form and substance satisfactory to Agent, issued by a financial institution acceptable to Agent and assigned to Agent in a manner acceptable to Agent;

          (xi) it is not an Account with respect to which the Account Debtor's obligation to pay is subject to any repurchase obligation or return right, as with sales made on a bill-and-hold, guaranteed sale, sale on approval, sale or return or consignment basis;

          (xii) it is not an Account which consists of customer deposits or progress billings (such that the obligation of the Account Debtor is conditioned upon a Borrower's satisfactory completion of any further performance under the agreement giving rise thereto);

          (xiii) it is not an Account (A) with respect to which any representation or warranty contained in this Agreement is untrue; or (B) which violates any of the covenants of the Borrowers contained in this Agreement;

          (xiv) it is not an Account owing to a Borrower which, when added to a particular Account Debtor's other indebtedness to such Borrower, exceeds 10% of all Accounts of Borrower (the "Concentration Percentage"), or a credit limit determined by Agent in its reasonable discretion for that Account Debtor (except that Accounts excluded from Eligible Accounts solely by reason of this clause (xiv) shall be Eligible Accounts to the extent of such credit limit); provided, however, that with respect to Omnicare, Inc., PharMerica/Amerisource Bergen Corporation, McKesson Corporation and Cardinal Health, Inc., the Concentration Percentage shall be 20%.

          (xv) it is not a contra Account; and

          (xvi) it is not an Account (i) with respect to which the prospect of payment or performance by the Account Debtor is or will be impaired or (ii) of poor credit quality as determined by Agent in its reasonable discretion.

     "Eligible Inventory" shall mean Inventory of a Borrower which consists of finished goods or raw materials and is acceptable to Agent in its reasonable discretion for lending purposes. Without limiting Agent's discretion, Agent shall, in general, consider such Inventory to be Eligible Inventory if it meets, and so long as it continues to meet, the following requirements:

          (i) it is owned by a Borrower, such Borrower has the right to subject it to a security interest in favor of Agent and it is subject to a first priority perfected security interest in favor of Agent and to no other claim, lien, security interest or encumbrance whatsoever other than Permitted Liens (excluding those Permitted Liens set forth in clause (v) of the definition thereof);

          (ii) it is located on one of the premises listed on Exhibit A (or other locations of which Agent has been advised in writing pursuant to
     Section 12(b)(i) hereof) and is not in transit;

          (iii) if held for sale or lease or furnishing under contracts of service, it is (except as Agent may otherwise consent in writing) new and unused and free from defects which would, in Agent's reasonable determination, affect its market value;

          (iv) it is not stored with a bailee, consignee, warehouseman, processor or similar party unless Agent has given its prior written approval and the Borrower owning such Inventory has caused any such bailee, consignee, warehouseman, processor or similar party to issue and deliver to Agent, in form and substance reasonably acceptable to Agent, such Uniform Commercial Code financing statements, warehouse receipts, waivers and other documents as Agent shall require;

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                                       6

          (v) Agent has determined, in accordance with Agent's customary business practices, that it is not unacceptable due to age, type, category or quantity;

          (vi) it is not slow moving or obsolete, as determined by Agent in its reasonable discretion;

          (vii) it does not consist of samples, assemblies, packaging materials or shipping materials, spare parts, supplies or tooling; and

          (viii) it is not Inventory (A) with respect to which any of the representations and warranties contained in this Agreement are untrue; or
     (B) which violates any of the covenants of the Borrowers contained in this Agreement.

     "Environmental Laws" shall mean all federal, state, district, local and foreign laws, rules, regulations, ordinances, and consent decrees relating to health, safety, hazardous substances, pollution and environmental matters, as now or at any time hereafter in effect, applicable to business of any Borrower or any Guarantor or facilities owned or operated by any Borrower or any Guarantor, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contamination, chemicals, or hazardous, toxic or dangerous substances, materials or wastes into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, modified or restated from time to time.

     "Eureka" shall mean Eureka I, L.P., a Delaware limited partnership, and its successors in interest.

     "Event of Default" shall have the meaning specified in Section 15 hereof.

     "Excess Cash Flow" shall have the meaning specified in Section 2(e)(v)(B) hereof.

     "Financial Statements" shall have the meaning specified in Section 9(a) hereof.

     "Fiscal Year" shall mean each twelve (12) month accounting period of MTS and its Subsidiaries, which ends on March 31 of each year.

     "GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time.

     "Guarantor" or "Guarantors" shall mean each of the Subsidiaries of MTS which have entered or shall enter into a guaranty of the Liabilities.

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                                       7

     "Hazardous Materials" shall mean any hazardous, toxic or dangerous substance, materials and wastes, including, without limitation, hydrocarbons (including naturally occurring or man-made petroleum and hydrocarbons), flammable explosives, asbestos, urea formaldehyde insulation, radioactive materials, biological substances, polychlorinated biphenyls, pesticides, herbicides and any other kind and/or type of pollutants or contaminants (including, without limitation, materials which include hazardous constituents), sewage, sludge, industrial slag, solvents and/or any other similar substances, materials, or wastes and including any other substances, materials or wastes that are or become regulated under any Environmental Law (including, without limitation any that are or become classified as hazardous or toxic under any Environmental Law).

     "Indemnified Party" shall have the meaning specified in Section 18 hereof.

     "Individual Material Adverse Effect" shall mean a material adverse effect on the business, profitability, property, assets, business prospects, operations or condition, financial or otherwise, of any one Obligor.

     "Interest Coverage Ratio" shall mean, for any Person, with respect to any period of determination, the ratio of (i) such Person's net income after taxes for such period (excluding any after-tax gains or losses on the sale of assets (other than the sale of Inventory in the ordinary course of business) and excluding other after-tax extraordinary gains or losses), plus depreciation and amortization deducted in determining net income for such period, plus interest expense deducted in determining net income for such period, plus tax benefits which offset income tax expense provisions deducted in determining net income for such period minus Unfinanced Capital Expenditures for such period, and plus the after-tax increase in LIFO reserves, or minus the after tax decrease in LIFO reserves, to (ii) interest expense deducted in determining net income for such period.

     "Interest Period" shall have the meaning specified in Section 4 hereof.

     "Investment" shall have the meaning specified in Section 13(f) hereof.

     "LaSalle Bank" shall mean LaSalle Bank National Association, Chicago, Illinois.

     "Letter of Credit" shall mean any Letter of Credit issued for the account of a Borrower under this Agreement.

     "Letter of Credit Obligations" shall mean, as of any date of determination, the sum of (i) the undrawn face amount of the Letters of Credit and (ii) the aggregate unreimbursed amount of all draws under a Letter of Credit.

     "Liabilities" shall mean any and all obligations, liabilities and indebtedness of any Obligor to Agent or Lender or to any parent, affiliate or subsidiary of Agent or Lender of any and every kind and nature, howsoever created, arising or evidenced and howsoever owned, held or acquired, whether now or hereafter existing, whether now due or to become due, whether primary, secondary, direct, indirect, absolute, contingent or otherwise (including, without limitation, obligations of performance), whether several, joint or joint and several, and whether arising or existing under written or oral agreement or by operation of law.

     "Life Insurance Policy" of "Life Insurance Policies" shall have the meaning specified in Section 12(k) hereof.

     "Loans" shall mean all loans and advances made by Agent on behalf of Lender to or on behalf of a Borrower hereunder.

     "Lock Box" and "Lock Box  Account"  shall have the  meanings  specified  in
Section 8(a) hereof.

     "Master Letter of Credit Agreement" shall mean the form of Master Letter of Credit Agreement used by Agent in conjunction with the issuance of Letters of Credit.

     "Material Adverse Effect" shall mean a material adverse effect on the business, profitability, property, assets, business prospects, operations or condition, financial or otherwise, of a MTS and its Subsidiaries, taken as a whole.

     "Material Agreement" shall mean, with respect to any Person, each contract, whether written or oral, to which such Person is a party involving aggregate consideration payable to or by such Person of $100,000 or more in one year or involving extensions of credit by or to such Person of $100,000 or more, but excluding the agreements documenting credit facilities being repaid on the Closing Date.

     "Maximum Loan Limit" shall mean Eight Million Seven Hundred Thousand Dollars ($8,700,000).

     "Maximum   Revolving   Loan  Limit"   shall  mean  Five   Million   Dollars
($5,000,000).

     "Minimum Net Availability" shall mean, at any time of determination, an amount equal to (a) the lesser of: (i) the Maximum Revolving Loan Limit; and
(ii) the Revolving Loan Limit available to the Borrowers at such time, minus (b) the sum of: (i) all sums due and owing by the Borrowers to the Borrowers' trade creditors which are outstanding beyond trade terms usually and customarily afforded to the Borrowers by their trade creditors (as determined by Agent from time to time in the reasonable exercise of its discretion); plus (ii) the outstanding principal balance of all initial Revolving Loans and Letter of Credit Obligations; plus (iii) all taxes due to any federal, state or local taxing authority due and not yet paid; plus (iv) all unpaid fees due hereunder and all costs and expenses incurred by the Borrowers in connection with closing the transactions contemplated by this Agreement.

     "Obligor" shall mean each Borrower, each Guarantor and each other Person who is or shall become primarily or secondarily liable for any of the Liabilities or who has pledged or assigned Collateral to secure the payment and performance of the Liabilities.

     "Other Agreements" shall mean all agreements, instruments and documents, other than this Agreement, including, without limitation, guaranties, mortgages, trust deeds, pledges, powers of attorney, consents, assignments, contracts, notices, security agreements, contribution and repayment agreements, leases, financing statements and all other writings heretofore, now or from time to time hereafter executed by or on behalf of a Borrower, a Guarantor, any other Obligor or any other Person and delivered to Agent or Lender or to any parent, affiliate or subsidiary of Agent or Lender or in connection with the Liabilities or the transactions contemplated hereby, as each of the same may be amended, modified or supplemented from time to time.

     "Parent" shall mean any Person now or at any time or times hereafter owning or controlling (alone or with any other Person) at least a majority of the issued and outstanding equity of MTS or of any of its Subsidiaries.

     "PBGC" shall have the meaning specified in Section 12(b)(v) hereof.

     "Permitted Dividend" shall mean any dividend paid by MTS on the Preferred Stock to a holder of the Preferred Stock which is permitted to be made under the provisions of the Subordination Agreement.

     "Permitted Liens" shall mean (i) liens for taxes, assessments, fees and other governmental charges, and for claims the payment of which is not yet overdue or is being contested in good faith (and for which adequate reserves have been established by MTS on its books in conformity with GAAP), (ii) statutory liens of landlords, carriers, warehousemen, processors, mechanics, materialmen or suppliers incurred in the ordinary course of business and securing amounts not yet due or declared to be due by the claimant thereunder;
(iii) liens or security interests in favor of Agent; (iv) zoning restrictions and easements, licenses, covenants and other restrictions affecting the use of real property that do not individually or in the aggregate have a material adverse effect on any Borrower's ability to use such real property for its intended purpose in connection with such Borrower's business; (v) liens in connection with purchase money indebtedness and capitalized leases otherwise permitted pursuant to the Agreement; provided, that such liens attach only to the assets the purchase of which was financed by such purchase money indebtedness or which is the subject of such capitalized leases; (vi) liens in favor of customs and revenue authorities which secure payment of customs duties in connection with the importation of goods; provided that all such customs duties are promptly paid; (vii) liens in favor of the Subordinated Lender;
(viii) liens described on Schedule 13(c) hereto and (ix) liens (other than any lien created by ERISA) incurred or deposits made in the ordinary course of business in connection with worker's compensation, unemployment insurance and other types of social security.

     "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, entity, party or foreign or United States government (whether federal, state, county, city, municipal or otherwise), including, without limitation, any instrumentality, division, agency, body or department thereof.

     "Plan" shall have the meaning specified in Section 12(b)(v) hereof.

     "Preferred Stock" shall mean 2,000 shares (as such number may be increased pursuant to adjustments made and paid-in kind dividends paid, in accordance with the Preferred Stock Documents) of Series A Convertible Participating Preferred Stock to be issued by MTS to the Subordinated Lender on the date hereof for a purchase price of $2,000,000, as more fully described on Schedule 2 attached hereto and made a part hereof.

     "Preferred Stock Documents" shall mean the Securities Purchase Agreement of even date herewith between Eureka and MTS, the certificate of designations for the Preferred Stock and any and all documents, agreement and instruments executed in connection therewith.

     "Prime Rate" shall mean LaSalle Bank's publicly announced prime rate (which is not intended to be LaSalle Bank's lowest or most favorable rate in effect at any time) in effect from time to time.

     "Proceeding" shall have the meaning specified in Section 15(g) hereof.

     "Revolving Loan Limit" shall have the meaning specified in Section 2(a) hereof.

     "Revolving Loans" shall have the meaning specified in Section 2(a) hereof.

     "Siegel Family" shall mean (1) Todd E. Siegel, his siblings, the descendants of Todd E. Siegel and his siblings, and the spouses of any of the foregoing persons; and (2) any general or limited partnership (including Jade Partners), trust (including the Siegel Family Trust) or other entity, all of whose partners, beneficiaries or other owners are Persons described in clause
(1).

     "Siegel License Agreement" shall mean that certain license agreement by and between the Siegel Family Trust, as licensor, and MTS, as licensee, dated as of September 2, 1990, under the terms of which licensor has licensed certain intellectual property to licensee.

     "South Trust Bank" shall have the meaning specified in Section 17(d) hereof.

     "Subordinated Debt" shall mean the indebtedness of the Borrowers and the Guarantors to the Subordinated Lender, in the aggregate principal amount of $4,000,000, which shall at all times be fully junior and subordinated to all of the Liabilities in accordance with the terms of the Subordination Agreement, together with any refinancing thereof; provided, that such refinancing does not have an earlier maturity date or a greater interest rate than the Subordinated Debt currently has, does not contain other terms or conditions which are more onerous to or less favorable to the Borrowers than those currently contained in the Subordinated Debt Documents, and any new lender of such refinanced Subordinated Debt which is not a signatory thereto, becomes a signatory to the Subordination Agreement.

     "Subordinated Debt Documents" shall mean the securities purchase agreement, the subordinated note and any and all other related documents, agreements and instruments entered into in connection with the Subordinated Debt.

     "Subordinated Lender" shall mean Eureka I, L.P. and/or certain of its Affiliates, as lender of the Subordinated Debt, and their respective successors and assigns.

     "Subordination Agreement" shall mean the Subordination Agreement of even date herewith by and among the Agent, the Subordinated Lender and the Borrowers and Guarantors, as applicable, which sets forth the terms of the lien and payment subordination of the Subordinated Debt and the payment subordination of certain terms of the Warrants and the Preferred Stock to the Liabilities.

     "Subsidiary" shall mean any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time stock of any other class of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned by MTS or a Subsidiary of MTS, or any partnership, joint venture or limited liability company of which more than fifty percent (50%) of the outstanding equity interests are at the time, directly or indirectly, owned by MTS or a Subsidiary of MTS or any partnership of which MTS or a Subsidiary of MTS is a general partner.

     "Tangible Net Worth" shall mean, with respect to a Person, such Person's shareholders' equity, defined in accordance with GAAP, less the book value (to the extent included in such shareholders' equity) of all assets reflected as goodwill (which shall in no event include trademarks, patents or other intellectual property or capitalized development costs), plus the amount of any LIFO reserve, all as determined under GAAP, consistently applied;

     "Term" shall have the meaning specified in Section 10 hereof.

     "Term Loan A" shall have the meaning specified in Section 2(b) hereof.

     "Term Loan B" shall have the meaning specified in Section 2(c) hereof.

     "Term Loans" shall mean, collectively, Term Loan A, Term Loan B.

     "2004 Tangible Net Worth  Requirement"  shall have the meaning specified in
Section 14(a) hereof.

     "2005 Tangible Net Worth  Requirement"  shall have the meaning specified in
Section 14(a) hereof.

     "Unfinanced Capital Expenditures" shall mean those Capital Expenditures which have not been financed, funded or paid for with the proceeds of Loans (other than Revolving Loans), purchase money indebtedness, capital leases or any other form of indebtedness.

     "Voting   Securities"   shall  mean   securities   entitled   in   ordinary
circumstances to vote generally in the election of directors of MTS.

     "Warrants" shall mean the Warrants to be issued in conjunction with the Subordinated Debt to the Subordinated Lender.

     "Warrant Shares" shall mean the shares of common stock of MTS to be issued upon the exercise of the Warrants.

     2. LOANS.

          (a) Revolving Loans. Subject to the terms and conditions of this Agreement and the Other Agreements, during the Term, Agent on behalf of Lender shall make revolving loans and advances (the "Revolving Loans") to one or more Borrowers in an aggregate amount up to the lesser of: (x) the Maximum Revolving Loan Limit minus the Letter of Credit Obligations or (y) the sum of the following sublimits (the "Revolving Loan Limit") minus the Letter of Credit Obligations:

               (i) Up to eighty-five percent (85%) of the face amount (less maximum discounts, credits and allowances which may be taken by or granted to Account Debtors in connection therewith in the ordinary course of each Borrower's business) of Eligible Accounts of the Borrowers; plus

               (ii) Up to the lesser of: (A) the sum of (without duplication) sixty percent (60%) of the lower of cost or market value on a FIFO basis of the Eligible Inventory of each Borrower; and (B) Two Million Dollars ($2,000,000); minus

               (iii)  such  reserves  as  Lender   elects,   in  its  reasonable
          discretion, to establish from time to time.

          The aggregate unpaid principal balance of the Revolving Loans made to all Borrowers plus the outstanding Letter of Credit Obligations of the Borrowers shall not at any time exceed the lesser of (i) the Revolving Loan Limit and (ii) the Maximum Revolving Loan Limit (as each of such amounts may be increased or decreased by Agent, in its sole discretion). If at any time the outstanding Revolving Loans made to all Borrowers exceed either the Revolving Loan Limit or the Maximum Revolving Loan Limit, or any portion of the Revolving Loans plus the outstanding Letter of Credit Obligations exceed any applicable sublimit within the Revolving Loan Limit, the Borrowers shall immediately, and without the necessity of demand by Agent, pay to Agent such amount as may be necessary to eliminate such excess, and Agent shall apply such payment to the outstanding Revolving Loans in such order as Agent shall determine in its sole discretion; provided, however, that if such excess results from any establishment of reserves by Agent or from the imposition of any modification to the eligibility criteria set forth in the definitions of Eligible Accounts and Eligible Inventory or in this Section 2(a) in such a manner that items heretofore eligible thereunder are rendered ineligible, Borrowers shall have five (5) days to eliminate such excess.

          Each Borrower hereby authorizes Agent, in its sole discretion, to charge any accounts of the Borrowers maintained at LaSalle Bank or advance Revolving Loans to make any payments of principal, interest, fees, costs or expenses required to be made under this Agreement or the Other Agreements. All Revolving Loans shall, in Agent's sole discretion, be evidenced by one or more promissory notes in form and substance satisfactory to Agent. However, if such Revolving Loans are not so evidenced, such Revolving Loans may be evidenced solely by entries upon the books and records maintained by Agent.

          A request for a Revolving Loan shall be made or shall be deemed to be made, each in the following manner: Borrower shall give Agent same day notice, no later than 12:00 P.M. (Philadelphia time) for such day, of its request for a Revolving Loan, in which notice such Borrower shall specify the amount of the proposed borrowing and the proposed borrowing date; provided, however, that no such request may be made at a time when there exists an Event of Default. Each check or request for payment against the control disbursement account maintained by Borrowers at LaSalle Bank shall constitute a request for a Revolving Loan. As an accommodation to the Borrowers, Agent may permit telephone requests for Revolving Loans and electronic transmittal of instructions, authorizations, agreements or reports to Agent by Borrowers. Unless such Borrower specifically directs Agent in writing not to accept or act upon telephonic or electronic communications from it, Agent shall have no liability to such Borrower for any loss or damage suffered by such Borrower as a result of Agent's honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to it telephonically or electronically and purporting to have been sent to Agent by such Borrower, and Agent shall have no duty to verify the origin of any such communication or the authority of the Person sending it (but such request must purport to be sent by an Authorized Officer).

          Each Borrower hereby irrevocably authorizes Agent to disburse the proceeds of each Revolving Loan requested by such Borrower, or deemed to be requested by such Borrower, as follows: the proceeds of each Revolving Loan requested under Section 2(a) shall be disbursed by Agent in lawful money of the United States of America in immediately available funds, in the case of the initial borrowing, in accordance with the terms of the written disbursement letter from Borrower, and in the case of each subsequent borrowing, by wire transfer or Automated Clearing House (ACH) transfer to such bank account as may be agreed upon by such Borrower and Agent from time to time, or elsewhere if pursuant to a written direction from such Borrower.

          (b) Term Loan A. Subject to the terms and conditions of this Agreement and the Other Agreements, on the date that the conditions to the initial Loans are satisfied, Lender shall make a term loan to the Borrowers in an amount equal to Seven Hundred Thousand Dollars ($700,000) ("Term Loan A").

          (c) Term Loan B. Subject to the terms and conditions of this Agreement and the Other Agreements, on the date that the conditions to the initial Loans are satisfied, Lender shall make a term loan to the Borrowers in an amount equal to Two Million Dollars ($2,000,000) ("Term Loan B").

          (d) Capital Expenditure Loans. Subject to the terms and conditions of this Agreement and the Other Agreements, from time to time after the initial Loans are advanced hereunder, but in no event after the date which is six months prior to the last day of the Term, Agent shall make advances to the Borrowers up to eighty percent (80%) of the purchase price (exclusive of sales taxes, delivery charges and other "soft" costs related to such purchase) of Equipment to be purchased with the proceeds of such advances, which Equipment is acceptable to Agent in its reasonable discretion, and upon which Agent on behalf of Lender shall have a first priority perfected security interest; provided, that (i) the aggregate amount advanced during the Term for such purchases shall not exceed One Million Dollars ($1,000,000), (ii) at least five (5) Business Days prior to any such advance hereunder, the Borrowers shall have furnished to Agent an invoice and acceptance letter for the Equipment being purchased and shall have executed such documents and taken such other actions as Agent shall required to assure that Agent has a first priority perfected security interest in such Equipment, (iii) each advance hereunder shall be in an amount not less than Two Hundred Fifty Thousand Dollars ($250,000), and
     (iv) the Borrowers shall have executed and delivered to Agent a CapEx Note in the form of Exhibit D annexed hereto. The CapEx Line shall not be available for further advances at any time during which a Default or Event of Default has occurred unless the Agent in its sole discretion waives such Default or Event of Default in writing.

          (e)  Repayments.   The  obligation  of  the  Borrowers  to  repay  the
     Liabilities shall be joint and several. The Loans shall be repaid as follows:

               (i) Repayment of Revolving Loans. The Revolving Loans and all other Liabilities (other than the Term Loan B) shall be repaid on the last day of the Term.

               (ii) Repayment of Term Loan A. The principal of Term Loan A shall be repaid in (i) thirty-five (35) equal and consecutive monthly installments of principal of Eleven Thousand Six Hundred Sixty-Six and 67/100 Dollars ($11,666.67), payable on the first day of each month during the period beginning on and including July 1, 2002 and ending on and including June 1, 2005 and (ii) one final payment of the remaining principal balance thereof, together with all interest and fees accrued and unpaid thereon, on the last day of the Term. If any such payment due date is not a Business Day, then such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of the amount of interest and fees due hereunder.

               (iii) Repayment of Term Loan B. The principal of Term Loan B shall be repaid in (i) twenty-four (24) equal and consecutive monthly installments of principal of Eighty-Three Thousand Three Hundred Thirty-Three and 33/100 (83,333.33), payable on the first day of each month during the period beginning on and including July 1, 2002 and ending on and including June 1, 2004; provided that, on June 1, 2004, the Borrowers shall also repay any other remaining principal balance of the Term Loan B and interest accrued and unpaid thereon. If any such payment due date is not a Business Day, then such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of the amount of interest and fees due hereunder.

               (iv) Repayment of Capital Expenditure Loans. The principal of each Capital Expenditure Loan shall be repaid in (i) equal and consecutive monthly installments, each in an amount equal to one-sixtieth (1/60th) of the principal amount of such Capital Expenditure Loan, payable on the first day of each month during the period beginning on and including the first day of the month next succeeding the month in which such Capital Expenditure Loan is made and ending on and including June 1, 2005 and (ii) one final payment of the remaining principal balance thereof, together with all interest and fees accrued and unpaid thereon, on the last day of the Term. If any such payment due date is not a Business Day, then such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of the amount of interest and fees due hereunder.

               (v) Mandatory Prepayments of the Term Loans.

                    (A) Sales of Assets.  Upon  receipt of the  proceeds  of the sale or other disposition of any Equipment of a Borrower, or if any of such Equipment is damaged, destroyed or taken by condemnation in whole or in part, the proceeds thereof shall be paid by the Borrowers to Agent as a mandatory prepayment of the Term Loan or the Capital Expenditure Loan which was advanced against the value of such asset, such payment to be applied against the remaining installments of principal in the inverse order of their maturities until such Term Loan or Capital Expenditure Loan is repaid in full, and then against the remaining Term Loan or Capital Expenditure Loan, as determined by Agent in its sole discretion, in the inverse order of their maturities until repaid in full, and then against the other Liabilities, as determined by Agent in its sole discretion. Notwithstanding the foregoing, in the event of any casualty loss or condemnation regarding the property of any Borrower in respect of which the insurance proceeds are equal to or less than Two Hundred Fifty Thousand Dollars ($250,000) and provided that no Event of Default shall be continuing, the applicable Borrower may use such insurance proceeds so long as (i) Borrowers shall confirm to Agent in writing that they have business interruption insurance in effect providing for the payment of proceeds in amounts reasonably acceptable to Agent, (ii) Borrowers shall submit to Agent their plan for operations after such casualty loss, which plan must be in form and content reasonably satisfactory to Agent, and (iii) Borrowers shall confirm to Agent that the amount of such proceeds is sufficient to complete the plan presented to Agent, or Borrowers shall have demonstrated to Agent that they will have cash sufficient to cover any deficiency thereof.

                    (B) Excess Cash Flow. Coincident with receipt of MTS's Fiscal Year end consolidated audited Financial Statements for each Fiscal Year commencing with the Fiscal Year ending March 31, 2003, but in no event later than July 31 of such Fiscal Year, the Borrowers shall make a mandatory prepayment of the Term Loan B in an amount equal to fifty percent (50%) of the "Excess Cash Flow" of MTS and its Subsidiaries (as described below) for the Fiscal Year just ended, such prepayment to be applied against the remaining installments of principal of Term Loan B in the inverse order of their maturities, such mandatory prepayments to continue until the date on which the Term Loan B shall be repaid in full. For purposes hereof, "Excess Cash Flow" shall mean, for each Fiscal Year, the sum of (i) the Net Income, depreciation and amortization and tax benefits of MTS and its Subsidiaries, on a consolidated basis, minus the sum of ----- (ii) Unfinanced Capital Expenditures, actual principal payments with respect to long-term debt and payments of Permitted Dividends of MTS and its Subsidiaries, on a consolidated basis, all as determined in accordance with GAAP, consistently applied.

          (f)Promissory Notes. The Loans shall, in Agent's sole discretion, be evidenced by one or more promissory notes in form and substance satisfactory to Agent, however if such Loans are not so evidenced, such Loans may be evidenced solely by entries upon the books and records maintained by the Agent and the entries on such books and records shall be deemed accurate absent manifest error.

     3. LETTERS OF CREDIT.

          (a) General Terms. Subject to the terms and conditions of this Agreement and the Other Agreements, during the Term, Agent may from time to time cause to be issued and co-sign for or otherwise guarantee, upon Borrower's request, commercial and/or standby Letters of Credit; provided, that the (i) aggregate undrawn face amount of all such Letters of Credit shall at no time exceed Five Hundred Thousand Dollars ($500,000.00) and
     (ii) sum of the outstanding Revolving Loans plus the Letter of Credit Obligations shall at no time exceed the lesser of (A) the Revolving Loan Limit or (B) the Maximum Loan Limit. Payments made on account of any Letter of Credit shall constitute Loans hereunder, and Borrowers agree that each payment made by the issuer of a Letter of Credit in respect of a Letter of Credit shall constitute a request by the Borrowers for a Loan to reimburse such issuer. The Borrowers shall remit to Agent a Letter of Credit fee on the aggregate undrawn face amount of all Letters of Credit outstanding at rates to be established by Agent at the time of any such request, which fee shall be payable monthly in arrears on the last Business Day of each month. The Borrowers shall also pay on demand the normal and customary administrative charges of the issuer of the Letter of Credit for issuance, amendment, negotiation, renewal or extension of any Letter of Credit.

          (b) Requests for Letters of Credit. The Borrowers shall execute on the Closing Date the Master Letter of Credit Agreement. Borrowers shall make requests for Letters of Credit in writing at least two (2) Business Days prior to the date any such Letter of Credit is to be issued. Each such request shall specify the date such Letter of Credit is to be issued, the amount thereof, the name and address of the beneficiary thereof and a description of the transaction to be supported thereby. Any such notice shall be accompanied by the form of Letter of Credit requested and any application or reimbursement agreement required thereby. If any term of such application or reimbursement agreement is inconsistent with this Agreement, then the provisions of this Agreement shall control to the extent of such inconsistency.

          (c) Obligations Absolute. The Borrowers shall be obligated jointly and severally to reimburse the issuer of any Letter of Credit, or Lender if Lender has reimbursed such issuer on Borrowers' behalf, for any payments made in respect of any Letter of Credit, which obligation shall be unconditional and irrevocable and shall be paid regardless of: (i) any lack of validity or enforceability of any Letter of Credit, (ii) any amendment or waiver of or consent or departure from all or any provisions of any Letter of Credit, this Agreement or any Other Agreement, (iii) the existence of any claim, set off, defense or other right which the Borrowers or any other Person may have against any beneficiary of any Letter of Credit, Lender or the issuer of the Letter of Credit, (iv) any draft or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid, or insufficient in any respect or any statement therein being untrue or inaccurate in any respect, (v) any payment under any Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, and (vi) any other act or omission to act or delay of any kind of the issuer of such Letter of Credit, the Lender or any other Person or any other event or circumstance that might otherwise constitute a legal or equitable discharge of the Borrowers' obligations hereunder. It is understood and agreed by the Borrowers that the issuer of any Letter of Credit may accept documents that appear on their face to be in order without further investigation or inquiry, regardless of any notice or information to the contrary.

          (d) Expiration Dates of Letters of Credit. Commercial Letters of Credit shall have a term not to exceed ninety (90) days. Standby Letters of Credit shall have a term not to exceed one year. In no event shall any Letter of Credit expire later than thirty (30) days prior to the expiration of the Term.

     4. INTEREST, FEES AND CHARGES.

          (a) Interest Rate. Each Revolving Loan shall bear interest at the rate of one percent (1.0%) per annum in excess of the Prime Rate in effect from time to time. Term Loan A shall bear interest at the rate of one and one-quarter of one percent (1.25%) per annum in excess of the Prime Rate. Term Loan B shall bear interest at the rate of two and one-quarter of one percent (2.25%) per annum in excess of the Prime Rate. Each Capital Expenditure Loan shall bear interest at the rate of one and one-quarter of one percent (1.25%) per annum in excess of the Prime Rate. All such interest to be payable on the first Business Day of each month in arrears. Said rates of interest shall increase or decrease by an amount equal to each increase or decrease in the Prime Rate, effective on the effective date of each such change in the Prime Rate. Upon the occurrence of an Event of Default and during the continuance thereof, each Loan shall bear interest at the rate of two percent (2%) per annum in excess of the interest rate otherwise payable thereon, which interest shall be payable on demand. All interest shall be calculated on the basis of a 360-day year.

          (b) Fees And Charges.

               (i) Facility Fee. The Borrowers have agreed to pay to the Agent a facility fee in the aggregate amount of $107,000. The Agent acknowledges its receipt of the first installment of the facility fee in the amount of $53,500 on June 10, 2002. On the date of this Agreement, the Borrowers shall pay to Agent the balance of the facility fee in an amount equal to $53,500.

               (ii) Unused Line Fee. The Borrowers shall pay to Agent an unused line fee of one-half of one percent (0.50%) of the difference between the Maximum Revolving Loan Limit and the average daily balance of the outstanding Revolving Loans plus the Letter of Credit Obligations for each month, which fee shall be fully earned by Agent and payable monthly in arrears on the first Business Day of each month. Said fee shall be calculated on the basis of a 360-day year.

               (iii) Letter of Credit Fees and Charges. The Borrowers shall pay to the Agent all fees and charges with respect to Letters of Credit as provided for in Section 3(b) hereof.

               (iv) Costs and Expenses. The Borrowers shall be obligated to reimburse Agent and Lender for all costs and expenses, including, without limitation, legal expenses and reasonable attorneys' fees, actually incurred by Agent and Lender in connection with the (i) documentation and consummation of this transaction and any other transactions between the Borrowers and Agent, including, without limitation, Uniform Commercial Code and other public record searches and filings, overnight courier or other express or messenger delivery, principal background reports, appraisal and audit costs, surveys, title insurance and environmental audit or review costs; (ii)
          collection, protection or enforcement of any rights in or to the Collateral; (iii) collection of any Liabilities; and (iv) enforcement of any of Agent's and Lender's rights under this Agreement. The Borrowers shall also pay all normal service charges with respect to all accounts maintained by the Borrowers with LaSalle Bank and any additional services requested by the Borrowers from Agent, Lender and LaSalle Bank. All such costs, expenses and charges shall, if owed to LaSalle Bank, be reimbursed by Agent, and in such event or in the event such costs and expenses are owed to Agent, constitute
          Liabilities hereunder, shall be payable by the Borrowers to Agent on demand, and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder.

               (v) Capital Adequacy Charge. If Agent or Lender shall have determined that the adoption of any law, rule or regulation regarding capital adequacy, or any change therein or in the interpretation or application thereof, or compliance by Agent or Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or governmental authority enacted after the date hereof, does or shall have the effect of reducing the rate of return on such party's capital as a consequence of its obligations hereunder to a level below that which Agent or Lender could have achieved but for such adoption, change or compliance (taking into consideration Agent's policies with respect to capital adequacy) by a material amount, then from time to time, after submission by Agent to the Borrowers of a written demand therefor ("Capital Adequacy Demand") together with the certificate described below, the Borrowers shall pay to Agent or Lender such additional amount or amounts ("Capital Adequacy Charge") as will compensate Agent or Lender for such reduction, such Capital Adequacy Demand to be made with reasonable promptness following such determination. A certificate of Agent or Lender claiming entitlement to payment as set forth above shall be conclusive in the absence of manifest error. Such certificate shall set forth the nature of the occurrence giving rise to such reduction, the amount of the Capital Adequacy Charge to be paid to Agent or Lender, and the method by which such amount was determined. In determining such amount, Agent or Lender may use any reasonable averaging and attribution method, applied on a non-discriminatory basis.

          (c) Maximum Interest. It is the intent of the parties that the rates of interest and other charges to the Borrowers under this Agreement shall be lawful; therefore, if for any reason the interest or other charges payable under this Agreement are found by a court of competent jurisdiction, in a final determination, to exceed the limit which Agent or Lender may lawfully charge the Borrowers, then the obligation to pay interest and other charges shall automatically be reduced to such limit and, if any amount in excess of such limit shall have been paid, then such amount shall be refunded to the Borrowers.

          5. COLLATERAL.

          (a) Grant of Security Interest to Agent. As security for the payment of all Loans now or in the future made by Agent or Lender to the Borrowers hereunder and for the payment or other satisfaction of all other Liabilities, each Borrower hereby grants and assigns to Agent for the benefit of Agent and Lender a continuing lien and security interest in the following property of each Borrower, whether now or hereafter owned, existing, acquired or arising and wherever now or hereafter located: (a) all Accounts (whether or not Eligible Accounts) and all Goods whose sale, lease or other disposition by such Borrower has given rise to Accounts and have been returned to, or repossessed or stopped in transit by, such
     Borrower;  (b)  all  Chattel  Paper,  Instruments,  Documents  and  General
     Intangibles (including, without limitation, all patents, patent applications, trademarks, trademark applications, tradenames, trade secrets, goodwill, copyrights, copyright applications, registrations, licenses, software, franchises, customer lists, tax refund claims, claims against carriers and shippers, guarantee claims, contracts rights, payment intangibles, security interests, security deposits and rights to indemnification); (c) all Inventory (whether or not Eligible Inventory);
     (d) all Goods (other than Inventory), including, without limitation, Equipment, vehicles and Fixtures; (e) all Investment Property; (f) all Deposit Accounts, bank accounts, deposits and cash; (g) all Letter of Credit Rights, (h) all Commercial Tort Claims, (i) all ownership interests in the issued and outstanding capital stock or other equity interests in each of its Subsidiaries, (j) any other property of such Borrower now or hereafter in the possession, custody or control of Agent or Lender or any agent or any parent, affiliate or subsidiary of Agent or Lender or any participant with Agent or Lender in the Loans, for any purpose (whether for safekeeping, deposit, collection, custody, pledge, transmission or otherwise) and (k) all additions and accessions to, substitutions for, and replacements, products and all Proceeds of the foregoing property, including, without limitation, proceeds of all insurance policies insuring the foregoing property, and all of such Borrower's books and records relating to any of the foregoing and to such Borrower's business.

          (b) Other Security. Agent, in its sole discretion, without waiving or releasing any obligation, liability or duty of either Borrower or any other Obligor under this Agreement or the Other Agreements or any Event of Default, may at any time or times hereafter, but shall not be obligated to, pay, acquire or accept an assignment of any security interest, lien, encumbrance or claim asserted by any Person in, upon or against the Collateral. All sums paid by Agent in respect thereof and all costs, fees and expenses including, without limitation, reasonable attorney's fees, all court costs and all other charges relating thereto incurred by Agent, shall constitute Liabilities, payable by the Borrowers to Agent on demand and, until paid and satisfied in full, shall bear interest at the highest rate then applicable to Loans hereunder.

          (c) Possessory Collateral. Promptly after receipt by a Borrower of any portion of the Collateral evidenced by an agreement, Instrument or Document, including, without limitation, any Tangible Chattel Paper or any Investment Property consisting of certificated securities, such Borrower shall deliver the original thereof to Agent together with an appropriate endorsement or other specific evidence of assignment thereof to Agent (in form and substance acceptable to Agent). If an endorsement or assignment of any such items shall not be made for any reason, Agent is hereby irrevocably authorized, as such Borrower's attorney and agent-in-fact, to endorse or assign the same on such Borrower's behalf.

          (d) Electronic Chattel Paper. To the extent that a Borrower obtains or maintains any Electronic Chattel Paper, such Borrower shall create, store and assign the record or records comprising the Electronic Chattel Paper in such a manner that (i) a single authoritative copy of the record or records exists which is unique, identifiable and, except as otherwise provided in clauses (iv), (v) and (vi) below, unalterable, (ii) the authoritative copy identifies Agent as the assignee of the record or records, (iii) the authoritative copy is communicated to and maintained by Agent or its designated custodian, (iv) copies or revisions that add or change an identified assignee of the authoritative copy can only be made with the participation of Agent, (v) each copy of the authoritative copy and any copy of a copy is readily identifiable as a copy that is not the authoritative copy and (vi) any revision of the authoritative copy is readily identifiable as an authorized or unauthorized revision.

          (e) Siegel Family Trust. As additional security for the Liabilities, the Borrowers shall cause the Siegel Family Trust to grant Agent on behalf of Lender a lien and security interest in all right, title and interest to any and all intellectual property owned by it and currently licensed to the Borrowers, including but not limited to the intellectual property listed on
     Schedule 5(e) attached hereto .

          (f) Guarantors. As additional security for the Liabilities, the Borrowers shall cause each of the Guarantors to guaranty and become surety to Agent for the benefit of Agent and Lender for all of the Liabilities pursuant to a Guaranty in form and substance satisfactory to Agent. The obligations of each Guarantor shall be secured by a lien and security interest in all of the assets and property of each such Guarantor pursuant to a Guarantor Security Agreement, and such assets and property shall be deemed to be Collateral for all purposes hereunder.

     6. PRESERVATION OF COLLATERAL AND PERFECTION OF SECURITY INTERESTS THEREIN. The Borrower shall, at Agent's request, at any time and from time to time, execute and deliver to Agent such financing statements, documents and other agreements and instruments (and pay the cost of filing or recording the same in all public offices deemed necessary or desirable by Agent) and do such other acts and things or cause third parties to do such other acts and things as Agent may deem necessary or desirable in its reasonable discretion in order to establish and maintain a valid, attached and perfected security interest in the Collateral in favor of Agent (free and clear of all other liens, claims, encumbrances and rights of third parties whatsoever, whether voluntarily or involuntarily created, except Permitted Liens) to secure payment of the Liabilities, and in order to facilitate the collection of the Collateral. Borrower irrevocably hereby makes, constitutes and appoints Agent (and all Persons designated by Agent for that purpose) as such Borrower's true and lawful attorney and agent-in-fact to execute and file such financing statements, documents and other agreements and instruments and do such other acts and things as may be necessary to preserve and perfect Agent's security interest in the Collateral. The Borrower further agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement shall be sufficient as a financing statement. The Borrower further ratifies and confirms the prior filing by Agent of any and all UCC financing statements which identify such Borrower as the debtor and Agent as the secured party and any or all Collateral as collateral.

     7. POSSESSION OF COLLATERAL AND RELATED MATTERS. Until an Event of Default has occurred, Borrower shall have the right, except as otherwise provided in this Agreement, in the ordinary course of the Borrower's business, to (a) sell, lease or furnish under contracts of service any of the Borrower's Inventory normally held by Borrower for any such purpose; and (b) use and consume any raw materials, work in process or other materials normally held by the Borrower for such purpose; provided, however, that a sale in the ordinary course of business shall not include any transfer or sale in satisfaction, partial or complete, of a debt owed by such Borrower.

     8. COLLECTIONS.

          (a) The Borrower shall direct all of its Account Debtors to make all payments on the Accounts owed to it directly to a post office box (the "Lock Box") designated by, and under the exclusive control of, Agent, at LaSalle Bank. The Borrowers shall establish an account (the "Lock Box Account") in Agent's name with LaSalle Bank, into which all payments received in the Lock Box shall be deposited, and into which the Borrower will immediately deposit all payments received by Borrower for Inventory or on Accounts in the identical form in which such payments were received, whether by cash or check. If any Borrower, any Affiliate or Subsidiary, any shareholder, officer, director, employee or agent of such Borrower or any Affiliate or Subsidiary, or any other Person acting for or in concert with Borrower shall receive any monies, checks, notes, drafts or other payments relating to or as Proceeds of Accounts or other Collateral, such Borrower and each such Person shall receive all such items in trust for, and as the sole and exclusive property of, Agent and, immediately upon receipt thereof, shall remit the same (or cause the same to be remitted) in kind to the Lock Box Account. LaSalle Bank shall acknowledge and agree, in a manner satisfactory to Agent, that the amounts on deposit in such Lock Box Account are the sole and exclusive property of Agent, that LaSalle Bank will follow Agent's instructions with respect to disposition of funds in the Lock Box and Lock Box Account without further consent from any Borrower, that LaSalle Bank has no right to setoff against the Lock Box Account or against any other account maintained by LaSalle Bank into which the contents of the Lock Box Account are transferred, and that LaSalle Bank shall wire, or otherwise transfer in immediately available funds to Agent in a manner satisfactory to Agent, funds deposited in the Lock Box Account on a daily basis as such funds are collected. The Borrowers agree that all payments made to such Lock Box Account or otherwise received by Agent, whether in respect of the Accounts or as Proceeds of other Collateral or otherwise, will be applied on account of the Liabilities in accordance with the terms of this Agreement. The Borrowers agree to pay all fees, costs and expenses in connection with opening and maintaining the Lock Box and Lock Box Account. All of such fees, costs and expenses if not paid by the Borrowers, may be paid by Agent, and in such event, all amounts paid by Agent shall constitute Liabilities hereunder, shall be payable to Agent by the Borrowers upon demand, and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder. All checks, drafts, instruments and other items of payment or Proceeds of Collateral shall be endorsed by the Borrowers to Agent, and, if that endorsement of any such item shall not be made for any reason, Agent is hereby irrevocably authorized to endorse the same on the Borrowers' behalf. For the purpose of this Section 8, the Borrowers irrevocably hereby make, constitute and appoint Agent (and all Persons designated by Agent for that purpose) as the Borrowers' true and lawful attorney and agent-in-fact (i) to endorse the Borrowers' name upon said items of payment and/or Proceeds of Collateral and upon any Chattel Paper, Document, Instrument, invoice or similar document or agreement relating to any Account of any Borrower or Goods pertaining thereto; (ii) to take control in any manner of any item of payment or Proceeds thereof and (iii) to have access to any lock box or postal box into which any of any Borrower's mail is deposited, and open and process all mail addressed to any Borrower and deposited therein.

          (b) Agent may, at any time and from time to time, whether before or after notification to any Account Debtor and whether before or after the maturity of any of the Liabilities, (i) enforce collection of any of any Borrower's Accounts or other amounts owed to such Borrower by suit or otherwise; (ii) exercise all of any Borrower's rights and remedies with respect to proceedings brought to collect any Accounts or other amounts owed to such Borrower; (iii) surrender, release or exchange all or any part of any Accounts or other amounts owed to any Borrower, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder; (iv) sell or assign any Account of any Borrower or other amount owed to such Borrower upon such terms, for such amount and at such time or times as Agent deems advisable; (v) prepare, file and sign any Borrower's name on any proof of claim in bankruptcy or other similar document against any Account Debtor or other Person obligated to such Borrower; and (vi) do all other acts and things which are necessary, in Agent's reasonable discretion, to fulfill any Borrower's obligations under this Agreement and to allow Agent to collect the Accounts or other amounts owed to such Borrower. In addition to any other provision hereof, Agent may at any time, whether before or after the occurrence of a Default or an Event of Default, at the Borrowers' expense, notify any parties obligated on any of the Accounts to make payment directly to Agent of any amounts due or to become due thereunder.

          (c) For purposes of calculating interest and fees due under this Agreement and determining the amount of Loans available for borrowing purposes, checks and cash or other immediately available funds from collections of items of payment and Proceeds of any Collateral shall be applied in whole or in part against the outstanding Revolving Loans, in such order as Agent shall determine in its sole discretion, one day after receipt thereof in the Lock Box Account, subject to actual collection.

          (d) On a monthly basis, Agent shall deliver to the Borrowers an account statement showing all Loans, charges and payments, which shall be deemed final, binding and conclusive upon the Borrowers unless the Borrowers notify Agent in writing, specifying any error therein, within thirty (30) days of the date such account statement is sent to them and any such notice shall only constitute an objection to the items specifically identified.

     9. COLLATERAL, AVAILABILITY AND FINANCIAL REPORTS AND SCHEDULES.

          (a) Daily/Weekly Reports. The Borrowers shall deliver to Agent (if required by Agent) an executed daily loan report and certificate on Agent's then-current form on each day on which a Borrower requests a Revolving Loan, and in any event not less frequently than weekly, unless otherwise required by Agent, which shall be accompanied by copies of the Borrowers' sales journal, cash receipts journal and credit memo journal for the relevant period. Such report shall reflect the activity of the Borrowers with respect to Accounts for the immediately preceding week, and shall be in a form and with such specificity as is satisfactory to Agent and shall contain such additional information concerning Accounts and Inventory as may be requested by Agent including, without limitation, but only if specifically requested by Agent, copies of all invoices prepared in connection with such Accounts.

          (b) Monthly Reports. The Borrowers shall deliver to Agent, in addition to any other reports, as soon as practicable, and in any event within fifteen (15) days after the end of each month: (A) a detailed trial balance of each Borrower's Accounts aged per invoice date, in form and substance reasonably satisfactory to Agent including, without limitation, the names and addresses of all Account Debtors of each Borrower, (B) a summary and detail of accounts payable (such Accounts and accounts payable divided into such time intervals as Agent may require in its reasonable discretion), including a listing of any held checks and (C) an Inventory certification in form and content satisfactory to Agent.

          (c) Financial Statements. The Borrowers shall deliver to Agent the following financial information of MTS and its Subsidiaries, all of which shall be prepared in accordance with GAAP consistently applied, shall be accompanied by a compliance certificate in the form of Exhibit B hereto, which compliance certificate shall include a calculation of all financial covenants contained in this Agreement and, in the case of the annual audited Financial Statements to be delivered in accordance with clause (ii) below, a calculation of Excess Cash Flow for the Fiscal Year covered by such Financial Statements, and shall be in form and content satisfactory to the Agent: (i) no later than thirty (30) days after the end of each calendar month, copies of internally prepared financial statements for such month, including, without limitation, balance sheets and statements of income, retained earnings and cash flow ("Financial Statements"), on a consolidated and consolidating basis, together with (A) a cumulative statement of income from the first day of the then current Fiscal Year to the last day of such month, (B) a report comparing Capital Expenditures for such month against the capital budget schedule attached hereto as Schedule 9(c) and identifying all expected changes in the timing or amount of Capital Expenditures, along with a comparison between the actual figures for such month, the comparable figures for the prior year period (only with respect to the balance sheet and income statement) and the comparable figures in the current year's budget, along with management commentary. Such Financial Statements and additional financial information shall have been certified by the Chief Financial Officer of MTS to be true, accurate and complete in all material respects; and (ii) no later than forty-five
     (45) days after the end of each of the first three of MTS's fiscal quarters, unaudited quarterly consolidated internally prepared Financial Statements, which Financial Statements shall have been certified by the Chief Financial Officer of MTS to be true, accurate and complete in all material respects; (iii) no later than ninety (90) days after the end of each Fiscal Year, audited consolidated annual Financial Statements, with an unqualified opinion by independent certified public accountants selected by MTS and reasonably satisfactory to Agent, which Financial Statements shall be accompanied by (A) a letter from such accountants substantially in the form of Exhibit E attached hereto and (B) copies of any management letters, reports or other detailed information concerning significant aspects of MTS's operations and financial affairs given to MTS or any of its Subsidiaries by such accountants.

          (d) Annual Projections. Not later than the first day of each Fiscal Year, the Borrowers shall deliver to Agent projected consolidated balance sheets, statements of income, cash flow and availability for MTS and its Subsidiaries, for each of the twelve (12) months during such Fiscal Year, which shall include, without limitation, the assumptions used therein, together with appropriate supporting details as reasonably requested by Agent.

          (e) Explanation of Budgets and Projections. In conjunction with the delivery of the annual presentation of projections or budgets referred to in Section 9(d) above, MTS shall deliver a letter signed by the President or a Vice President of MTS and by the Treasurer or Chief Financial Officer of MTS, describing, comparing and analyzing, in detail, all changes and developments between the anticipated financial results included in such projections or budgets and the historical consolidated Financial Statements of MTS and its Subsidiaries.

          (f) Public Reporting(i). Within fifteen days after transmission thereof, MTS shall deliver to Agent copies of all registration statements and annual, quarterly, monthly or other regular reports which MTS or any of its Subsidiaries files with the Securities and Exchange Commission, as well as promptly providing to Agent copies of any reports and proxy statements delivered to its shareholders.

          (g) Valuation of Assets of Guarantors. The Borrowers shall provide, concurrently with the monthly Financial Statements to be delivered in accordance with Section 9(c) above, a statement showing the value of the assets of each Guarantor as of the date of such Financial Statements, which assets shall be valued at the higher of book value and fair market value as of such date, with a level of detail and specificity satisfactory to Agent in its reasonable discretion.

          (h) Other Information. Promptly following request therefor by Agent, such other business or financial data, reports, appraisals and projections as Agent may reasonably request.

     10. TERMINATION. (i) THIS AGREEMENT SHALL BE IN EFFECT FROM THE DATE HEREOF UNTIL July 1, 2005 (THE "TERM") UNLESS (A) THE DUE DATE OF THE LIABILITIES IS ACCELERATED PURSUANT TO SECTION 16 HEREOF; OR (B) THE BORROWERS ELECT TO TERMINATE THIS AGREEMENT PRIOR TO THE END OF THE TERM BY GIVING AGENT WRITTEN NOTICE OF SUCH ELECTION AT LEAST THIRTY (30) DAYS PRIOR TO THE TERMINATION DATE AND BY PAYING ALL OF THE LIABILITIES IN FULL ON THE TERMINATION DATE. If one or more of the events specified in clauses (A) or (B) above occurs, then (i) Agent shall not make any additional Loans on or after the date identified as the date on which the Liabilities are to be repaid; and (ii) this Agreement shall terminate on the date thereafter that the Liabilities are paid in full. At such time as the Borrowers shall have repaid and satisfied all of the Liabilities in full and this Agreement shall have been terminated, the Borrowers shall deliver to Agent and Lender a release, in form and substance satisfactory to Agent and Lender, of all obligations and liabilities of Agent and Lender and their respective officers, directors, employees, agents, parents, subsidiaries and affiliates to the Borrowers, and if the Borrowers are obtaining new financing from another lender, the Borrowers shall deliver such lender's indemnification of Agent and Lender, in form and substance satisfactory to Agent and Lender, for checks which Agent and Lender have credited to any account of the Borrowers, but which subsequently are dishonored for any reason or for automatic clearinghouse or wire transfers not yet posted to the Borrowers' account. If, during the Term of this Agreement, the Revolving Loan facility is terminated by Borrowers or this Agreement is terminated as a result of the occurrence of an Event of Default, then the Borrowers agree to repay and satisfy in full all of the Liabilities, and additionally, as a prepayment fee, the Borrowers shall pay to Agent an amount equal to (i) two percent (2%) of the Maximum Loan Limit, if such prepayment occurs at anytime prior to July 1, 2003, (ii) one percent (1%) of the Maximum Loan Limit if such prepayment occurs at any time prior to July 1, 2004 but after June 30, 2003, and (iii) one-half of one percent (0.5%) of the Maximum Loan Limit if such prepayment occurs at any time prior to the date thirty (30) days prior to the last day of the Term but after June 30, 2004.

          (ii) In the event the Revolving Loan facility under this Agreement is terminated for any reason, in addition to all other obligations of the Borrowers to Agent, the Borrowers will deposit with Agent cash in an amount equal to one hundred ten percent (110%) of the aggregate face amount of all Letters of Credit, plus all fees related thereto or to accrue thereunder.
     Such funds shall be held by Agent as cash collateral to secure the Borrowers' reimbursement obligations in respect of such Letters of Credit.

     11. REPRESENTATIONS AND WARRANTIES. Each Borrower and each Guarantor, as applicable, hereby represents and warrants to Agent, which representations and warranties (whether appearing in this Section 11 or elsewhere) shall be true at the time of each Borrower's and Guarantor's execution hereof and the closing of the transactions described herein or related hereto, shall remain true until the repayment in full and satisfaction of all the Liabilities and termination of this Agreement, and shall be remade by each Borrower and each Guarantor, as applicable, at the time each Loan is made pursuant to this Agreement, as follows.

          (a) Financial Statements and Other Information. The Financial Statements and other information delivered or to be delivered by the Borrowers to Agent at or prior to the date of this Agreement accurately reflect the financial condition of MTS and its Subsidiaries as of the date of such Financial Statements or such other information and, since the date of the Financial Statements delivered to Agent most recently prior to the date of this Agreement, no event has occurred which could reasonably be expected to have a Material Adverse Effect. All written information now or heretofore furnished by any Borrower or any Guarantor to Agent is true and correct as of the date with respect to which such information was furnished.

          (b) Locations. The office where each Borrower and each Guarantor, as applicable, keeps its books, records and accounts (or copies thereof) concerning the Collateral, such Borrower's and such Guarantor's principal place of business and all of such Borrower's and such Guarantor's other places of business, locations of Collateral and post office boxes and locations of bank accounts are as set forth in Exhibit A and at other locations within the continental United States of which Agent has been advised by such Borrower in accordance with Section 12(b)(i). The Collateral, including, without limitation, the Equipment (except any part thereof which any Borrower or any Guarantor shall have advised Agent in writing consists of Collateral normally used in more than one state) is kept, or, in the case of vehicles, based, only at the addresses set forth on Exhibit A, and at other locations within the continental United States of which Agent has been advised by such Borrower or such Guarantor in writing in accordance with Section 12(b)(i) hereof. Exhibit A hereto lists the names of the depository banks and account numbers with respect to all bank accounts currently maintained by each Borrower and each Guarantor, as applicable.

          (c) Loans by Borrowers. There do not presently exist any loans or advances to any Affiliate or other Person by any Borrower or Guarantor, except for advances authorized hereunder to employees, officers and directors of all Borrowers for travel and other expenses arising in the ordinary course of such Borrower's business.

          (d) Accounts and Inventory. Each Account or item of Inventory which a Borrower shall, expressly or by implication, request Agent to classify as an Eligible Account or as Eligible Inventory, respectively, shall, as of the time when such request is made, conform in all respects to the requirements of such classification as set forth in the respective definitions of "Eligible Account" and "Eligible Inventory" as set forth herein and as otherwise established by Agent from time to time.

          (e) Liens. Each Borrower and each Guarantor is the lawful owner of all Collateral now purportedly owned or hereafter purportedly acquired by such Borrower or such Guarantor, free from all liens, claims, security interests and encumbrances whatsoever (and has not received notice from any Person claiming any of the same), whether voluntarily or involuntarily created and whether or not perfected, other than the Permitted Liens.

          (f) Organization, Authority and No Conflict. Each Borrower and each Guarantor is duly organized, validly existing and in good standing under the laws of its state of organization, is duly qualified and in good standing in all states where the nature and extent of the business transacted by it or the ownership of its assets makes such qualification necessary (except to the extent such failure to do so will not result in a Material Adverse Effect). Each Borrower and each Guarantor has the right and power and is duly authorized and empowered to enter into, execute and deliver this Agreement and the Other Agreements to which it is a part and perform its obligations hereunder and thereunder. Each Borrower's and each Guarantor's execution, delivery and performance of this Agreement and the Other Agreements to which it is a party does not conflict with the provisions of the organizational documents of such party, any statute, regulation, ordinance or rule of law, or any agreement, contract or other document which may now or hereafter be binding on such party, and such party's execution, delivery and performance of this Agreement and the Other Agreements shall not result in the imposition of any lien or other encumbrance upon any of such party's property under any existing indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument by which such party or any of its property may be bound or affected.

          (g) Litigation. Except as set forth on Schedule 11(g) hereto, there are no actions or proceedings which are pending or threatened against any Borrower or Guarantor which might have an Individual Material Adverse Effect on such Obligor, and such Obligor shall, promptly upon becoming aware of any such pending or threatened action or proceeding, give written notice thereof to Agent. No Borrower or Guarantor has any Commercial Tort Claims pending other than those set forth on Schedule 11(g) hereto.

          (h) Compliance with Laws and Maintenance of Permits. Each Borrower and each Guarantor, as applicable, has obtained all governmental consents, franchises, certificates, licenses, authorizations, approvals and permits, the lack of which would have an Individual Material Adverse Effect on such Borrower or such Guarantor. Each Borrower and each Guarantor is in compliance in all material respects with all applicable federal, state, local and foreign statutes, orders, regulations, rules and ordinances (including, without limitation, Environmental Laws and statutes, orders, regulations, rules, securities laws and SEC rules and regulations and ordinances relating to taxes, employer and employee contributions and similar items, securities, ERISA or employee health and safety) the failure to comply with which would have an Individual Material Adverse Effect on it.

          (i) Affiliate Transactions. Except as set forth on Schedule 11(i) hereto or as permitted pursuant to Section 11(c) hereof, no Borrower or Guarantor is conducting, permitting or suffering to be conducted, any transaction with any Affiliate other than transactions with Affiliates for the purchase or sale of Inventory or services in the ordinary course of business pursuant to terms that are no less favorable to such Borrower or Guarantor than the terms upon which such transfers or transactions would have been made had they been made to or with a Person that is not an Affiliate.

          (j) Names and Tradenames. Each Borrower's and each Guarantor's name has always been in the past 5 years as set forth on the signature pages of this Agreement, and no Borrower or Guarantor uses tradenames, assumed names, fictitious names or division names in the operation of the Business, except as set forth on Schedule 11(j) hereto.

          (k) Equipment. Each Borrower and each Guarantor, as applicable, has good and indefeasible and merchantable title to and ownership of all of its Equipment (other than Equipment leased by it). No Equipment is (i) a Fixture to real estate unless such real estate is owned by a Borrower or a Guarantor and is subject to a mortgage in favor of Agent or (ii) an accession to other personal property unless such personal property is subject to a perfected first priority lien in favor of Agent.

          (l) Enforceability. This Agreement and the Other Agreements to which each Borrower and each Guarantor is a party are the legal, valid and binding obligations of such Obligor and are enforceable against such Obligor in accordance with their respective terms.

          (m) Solvency. Each Borrower is, and MTS and each of its Subsidiaries, taken as a whole, is after giving effect to the transactions contemplated hereby, solvent, is able to pay its debts as they become due, has capital sufficient to carry on its business, now owns property having a value both at fair valuation and at present fair saleable value greater than the amount required to pay its debts, and will not be rendered insolvent by the execution and delivery of this Agreement or any of the Other Agreements or by completion of the transactions contemplated hereunder or thereunder.

          (n) Indebtedness. Except as set forth on Schedule 11(n) hereto, no Borrower or Guarantor is obligated (directly or indirectly), for any loans or other indebtedness for borrowed money other than the Loans and the Subordinated Debt.

          (o) Margin Security and Use of Proceeds. No Borrower or Guarantor owns any margin securities, and none of the proceeds of the Loans hereunder shall be used for the purpose of purchasing or carrying any margin securities or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase any margin securities or for any other purpose not permitted by Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

          (p)  Parent,  Subsidiaries  and  Affiliates.  Except  as set  forth on
     Schedule 11(p) hereto, no Borrower or Guarantor has any Parents, Subsidiaries or other Affiliates or divisions, nor is any Borrower or Guarantor engaged in any joint venture or partnership with any other Person.

          (q) No Defaults. No Borrower or Guarantor is in default under any material contract, lease or commitment to which it is a party or by which it is bound, nor does any Borrower or Guarantor know of any dispute regarding any contract, lease or commitment which would have an Individual Material Adverse Effect on any Obligor.

          (r) Employee Matters. There are no controversies pending or threatened between any Borrower or Guarantor, as applicable, and any of its employees, agents or independent contractors other than employee grievances arising in the ordinary course of business which would not, in the aggregate, have an Individual Material Adverse Effect on such Obligor, and each Borrower and each Guarantor is in compliance with all federal and state laws respecting employment and employment terms, conditions and practices except for such non-compliance which would not have an Individual Material Adverse Effect on such Obligor.

          (s) Intellectual Property. Each Borrower and each Guarantor, as applicable, possesses adequate licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, tradestyles and tradenames to continue to conduct its business as heretofore conducted by it, and all of the foregoing are identified on Schedule 11(s) hereto.

          (t) Environmental Matters. No Borrower or Guarantor, as applicable, has generated, used, stored, treated, transported, manufactured, handled, produced or disposed of any Hazardous Materials, on or off its premises (whether or not owned by it) in any manner which at any time violates in a material respect any Environmental Law or any license, permit, certificate, approval or similar authorization thereunder and the operations of each Borrower and each Guarantor, as applicable, comply in all material respects with all Environmental Laws and all licenses, permits, certificates, approvals and similar authorizations thereunder. To Borrowers' knowledge, there has been no investigation, proceeding, complaint, order, directive, claim, citation or notice by any governmental authority or any other Person, nor is any pending or to the best of any Borrower's or Guarantor's knowledge threatened with respect to any non-compliance with or violation of the requirements of any Environmental Law by such Borrower or such Guarantor or the release, spill or discharge, threatened or actual, of any Hazardous Materials or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials or any other environmental, health or safety matter, which affects such Borrower or such Guarantor or its business, operations or assets or any properties at which such Borrower or such Guarantor has transported, stored or disposed of any Hazardous Materials. No Borrower or Guarantor has material liability (contingent or otherwise) in connection with a release, spill or discharge, threatened or actual, of any Hazardous Materials or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials.

          (u) ERISA Matters. Each Borrower and each Guarantor, as applicable, has paid and discharged all obligations and liabilities arising under ERISA of a character which, if unpaid or unperformed, might result in the imposition of a lien against any of its properties or assets.

          (v) Subordinated Debt and Preferred Stock Financing. The Borrowers have delivered to Agent true and complete copies of all of the Subordinated Debt Documents and the Preferred Stock Documents and each Borrower and each Guarantor is in compliance with all of its respective obligations thereunder.

          (w) Siegel License Agreement. The Borrowers have delivered to Agent a true and complete copy of the Siegel License Agreement, and the Borrowers party thereto are in compliance thereunder.

          (x) Absence of Undisclosed Liabilities. Except as disclosed in the Financial Statements or listed on Schedule 11(x) hereof, as of the date of this Agreement, to MTS's knowledge, (a) neither MTS nor any of its
     Subsidiaries had any material liability of any nature (matured or unmatured, fixed or contingent) which was not provided for or disclosed on the Financial Statements except current liabilities incurred in the ordinary course of business since April 30, 2002, and (b) all liability reserves established by MTS and its Subsidiaries are adequate in all material respects. There are no material loss contingencies (as such term is used in Statement of Financial Accounting Standards No. 5) known to MTS which are not adequately provided for in the Financial Statements.

          (y) Interrelatedeness of Borrowers and Guarantors. The business operations of each Borrower and each Guarantor are interrelated and complement one another, and such entities have a common business purpose, with intercompany bookkeeping and accounting adjustments used to separate their respective properties, liabilities, and transactions. To permit their uninterrupted and continuous operations, such entities now require and will from time to time hereafter require funds and credit accommodations for general business purposes. The proceeds of the Loans will directly or indirectly benefit each Borrower and each Guarantor, severally and jointly, regardless of which Borrower requests or receives part or all of the proceeds of such advances.

          (z) Individual Material Adverse Effect on Closing Date. To the extent that any representation and warranty contained in this Section 11 requires that there be no Individual Material Adverse Effect with respect to any of the individual Obligors making such representation and warranty, such requirement shall be only as of the Closing Date, and each subsequent time that such representation and warranty is made, it shall only be required that there be no Material Adverse Effect with respect to such Obligors.

     12. AFFIRMATIVE COVENANTS. Until payment and satisfaction in full of all Liabilities and termination of this Agreement, unless any Borrower or Guarantor obtains Agent's prior written consent waiving or modifying any of such Borrower's or such Guarantor's covenants hereunder in any specific instance, each Borrower and each Guarantor, as applicable, covenants and agrees as follows:

          (a) Maintenance of Records. Each Borrower and each Guarantor, as applicable, shall at all times keep accurate and complete books, records and accounts with respect to all of such Obligor's business activities, in accordance with sound accounting practices and GAAP, consistently applied, and shall keep such books, records and accounts, and any copies thereof, only at the addresses indicated for such purpose on Exhibit A;

          (b) Notices. Each Borrower and each Guarantor,  as applicable,  shall:

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                                       30

               (i) Locations. Promptly (but in no event less than ten (10) days prior to the occurrence thereof) notify Agent of the proposed opening of any new place of business or new location of Collateral, the closing of any existing place of business or location of Collateral, any change in the location of such Borrower's or such Guarantor's books, records and accounts (or copies thereof), the opening or closing of any post office box, the opening or closing of any bank account or, if any of the Collateral consists of Goods of a type normally used in more than one state, the use of any such Goods in any state other than a state in which such Borrower or such Guarantor has previously advised Agent that such Goods will be used.

               (ii) Eligible Accounts and Inventory. Promptly upon becoming aware thereof, notify Agent if any Account or Inventory identified by a Borrower to Agent as an Eligible Account or Eligible Inventory becomes ineligible for any reason.

               (iii) Litigation and Proceedings. Promptly upon becoming aware thereof, notify Agent of any actions or proceedings which are pending or threatened against any Borrower or Guarantor which might have an Individual Material Adverse Effect on such Obligor, and any Commercial Tort Claims of any Obligor which may arise, which notice shall constitute such Obligor's authorization to amend Schedule 11(g) to add such Commercial Tort Claims.

               (iv) Names and Tradenames. Notify Agent within ten (10) days of the change of its name or the use of any tradename, assumed name, fictitious name or division name not previously disclosed to Agent in writing.

               (v) ERISA Matters. Promptly notify Agent of (x) the occurrence of any "reportable event" (as defined in ERISA) which might result in the termination by the Pension Benefit Guaranty Corporation (the "PBGC") of any employee benefit plan ("Plan") covering any officers or employees of a Borrower or a Guarantor, any benefits of which are, or are required to be, guaranteed by the PBGC, (y) receipt of any notice from the PBGC of its intention to seek termination of any Plan or appointment of a trustee therefor or (z) its intention to terminate or withdraw from any Plan.

               (vi) Environmental Matters. Promptly notify Agent upon becoming aware of any investigation, proceeding, complaint, order, directive, claim, citation or notice with respect to any material non-compliance with or violation of the requirements of any Environmental Law by Borrower or the generation, use, storage, treatment, transportation, manufacture handling, production or disposal of any Hazardous Materials or any other environmental, health or safety matter which affects a Borrower or a Guarantor, as applicable, or its business operations or assets or any properties at which a Borrower or a Guarantor has transported, stored or disposed of any Hazardous Materials.

               (vii) Default; Material Adverse Change. Promptly advise Agent of any Material Adverse Effect or the occurrence of any Default or Event of Default hereunder or under any of the Subordinated Debt Documents or any of the Preferred Stock Documents.

               All of the foregoing notices shall be provided by the Borrowers, on behalf of themselves and the Guarantors, as applicable, to Agent in writing.

          (c) Compliance with Laws and Maintenance of Permits. Each Borrower and each Guarantor shall maintain all governmental consents, franchises, certificates, licenses, authorizations, approvals and permits, the lack of which would have a Material Adverse Effect, and each Borrower and each Guarantor shall remain in compliance with all applicable federal, state, local and foreign statutes, orders, regulations, rules and ordinances (including, without limitation, Environmental Laws and statutes, orders, regulations, rules and ordinances relating to taxes, employer and employee contributions and similar items, securities, ERISA or employee health and safety) the failure with which to comply would have a Material Adverse Effect. Following any determination by Agent that there is non-compliance, or any condition which requires any action by or on behalf of any Borrower or any Guarantor in order to avoid non-compliance, with any Environmental Law, such Borrower or Guarantor, at Borrowers' expense, will cause an independent environmental engineer acceptable to Agent to conduct such tests of the relevant site(s) as are appropriate and prepare and deliver a report setting forth the results of such tests, a proposed plan for remediation and an estimate of the costs thereof.

          (d) Inspection and Audits. Each Borrower and each Guarantor shall permit Agent, or any Persons designated by it, to call at such Obligor's places of business at any time; provided that, so long as no Event of Default is continuing, the Agent shall give reasonable prior notice and shall call only during regular business hours and, without hindrance or delay, to inspect the Collateral, visit and inspect the properties of any Obligor, and to inspect, audit, check and make extracts from such Obligor's books, records, journals, orders, receipts and any correspondence and other data relating to such Obligor's business, the Collateral or any transactions between the parties hereto, and shall have the right to make such verification concerning such Obligor's business as Agent may consider reasonable under the circumstances. Borrower shall furnish to Agent such information relevant to Agent's rights under this Agreement as Agent shall at any time and from time to time request. Agent, through its officers, employees or agents shall have the right, at any time and from time to time, in Agent's name, to verify the validity, amount or any other matter relating to any of any Borrower's Accounts, by mail, telephone, telegraph or otherwise. Each Borrower and each Guarantor authorizes Agent to discuss the affairs, finances and business of such Obligor with any officers, employees or directors of such Obligor or with its Parent or any Affiliate or the officers, employees or directors of its Parent or any Affiliate, and to discuss the financial condition of such Obligor with such Obligor's independent public accountants. Any such discussions shall be without liability to Agent or to such Obligor's independent public accountants. The Borrowers shall pay to Agent all fees, costs and expenses incurred by Agent in the exercise of its rights hereunder, at the rate of $750.00 per person per day, plus all out-of-pocket expenses, and all of such fees, costs and expenses shall constitute Liabilities hereunder, shall be payable on demand and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder;

     (e) Insurance. Each Borrower and each Guarantor shall:

               (i) Keep the Collateral owned by it properly housed and insured for the full insurable value thereof against loss or damage by fire, theft, explosion, sprinklers, collision (in the case of motor vehicles) and such other risks as are customarily insured against by Persons engaged in businesses similar to that of such Obligor, with such companies, in such amounts, with such deductibles, and under policies in such form, as shall be reasonably satisfactory to Agent. Original (or certified) copies of such policies of insurance have been or shall be, within thirty (30) days of the date hereof, delivered to Agent, together with evidence of payment of all premiums therefor, and shall contain a lender's loss payee and insured mortgagee endorsement, in form and substance acceptable to Agent, showing loss under such insurance policies payable to Agent (and secondarily liable to the Subordinated Lender). Such endorsement, or an independent instrument furnished to Agent, shall provide that the insurance company shall give Agent at least thirty (30) days written notice before any such policy of insurance is altered or canceled and that no act, whether willful or negligent, or default of any Borrower or any Guarantor or any other Person shall affect the right of Agent to recover under such policy of insurance in case of loss or damage. In addition, each Borrower and each Guarantor shall cause to be executed and delivered to Agent an assignment of proceeds of its business interruption insurance policies (but so long as no Event of Default is continuing at the time payment of proceeds is to be made under such business interruption insurance policies (which shall not include insurance on the Collateral), Agent will not apply such proceeds to the Liabilities, but shall permit the Borrowers to utilize such proceeds to operate their business). Each Borrower and each Guarantor hereby direct all insurers under all policies of insurance to pay all proceeds payable thereunder directly to Agent. Each Borrower and each Guarantor irrevocably makes, constitutes and appoints Agent (and all officers, employees or agents designated by Agent) as such Obligor's true and lawful attorney (and agent-in-fact) for the purpose of making, settling and adjusting claims under such policies of insurance, endorsing the name of such Obligor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and making all determinations and decisions with respect to such policies of insurance.

               (ii) Maintain, at its expense, such public liability, third party property damage and workers compensation insurance as is customary for Persons engaged in businesses similar to that of such Borrower or such Guarantor with such companies and in such amounts, with such deductibles and under policies in such form as shall be reasonably satisfactory to Agent and original (or certified) copies of such policies have been or shall be, within thirty (30) days after the date hereof, delivered to Agent, together with evidence of payment of all premiums therefor; each such policy (other than the workers compensation policy) shall contain an endorsement showing Agent as additional insured thereunder and providing that the insurance company shall give Agent at least thirty (30) days written notice before any such policy shall be altered or canceled.

     If any Borrower or any Guarantor at any time or times hereafter shall fail to obtain or maintain any of the policies of insurance required above or to pay any premium relating thereto, then Agent, without waiving or releasing any obligation or default by such Obligor hereunder, may (but shall be under no obligation to) obtain and maintain such policies of insurance and pay such premiums and take such other actions with respect thereto as Agent deems advisable. Such insurance, if obtained by Agent, may, but need not, protect such Obligor's interests or pay any claim made by or against such Obligor with respect to the Collateral. Such insurance may be more expensive than the cost of insurance such Obligor may be able to obtain on its own and may be cancelled only upon such Obligor providing evidence that it has obtained the insurance as required above. All sums disbursed by Agent in connection with any such actions, including, without limitation, court costs, expenses, other charges relating thereto and reasonable attorneys' fees, shall constitute Loans hereunder, shall be payable on demand by the Borrowers to Agent and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder.

          (f) Collateral. Each Borrower and each Guarantor shall keep the Collateral owned by it in good condition, repair and order and shall make all necessary repairs to the Equipment and replacements thereof so that the operating efficiency and the value thereof shall at all times be preserved and maintained. Each Borrower and each Guarantor shall permit Agent to examine any of the Collateral at any time wherever the Collateral may be located; provided that, so long as no Event of Default is continuing, the Agent shall give reasonable prior notice and shall perform such examinations only during regular business hours, and each Borrower and each Guarantor shall, promptly upon request therefor by Agent, deliver to Agent any and all evidence of ownership of any of the Equipment including, without limitation, certificates of title and applications of title. Each Borrower and each Guarantor shall, at the request of Agent, indicate on its records concerning the Collateral a notation, in form satisfactory to Agent, of the security interest of Agent hereunder.

          (g) Use of Proceeds. All monies and other property obtained by any Borrower from Agent pursuant to this Agreement shall be used solely as follows: (a) the proceeds of the initial Loans shall be used to refinance all existing indebtedness of each Borrower or any Guarantor owing to South Trust Bank; and (b) the proceeds of all other Loans shall be used for working capital and general corporate purposes.

          (h) Taxes. Each Borrower and each Guarantor, as applicable, shall file all required tax returns and pay all of its taxes when due (after giving effect to any available extensions), including, without limitation, taxes imposed by federal, state or municipal agencies, and shall cause any liens for taxes to be promptly released; provided, that such Obligor shall have the right to contest the payment of such taxes in good faith by appropriate proceedings so long as (i) the amount so contested is shown on such Obligor's financial records; (ii) the contesting of any such payment does not give rise to a lien for taxes; (iii) such Obligor keeps on deposit with Agent (such deposit to be held without interest) an amount of money which, in the reasonable judgment of Agent, is sufficient to pay such taxes and any interest or penalties that may accrue thereon; and (iv) if such Obligor fails to prosecute such contest with reasonable diligence, Agent may apply the money so deposited in payment of such taxes. If such Obligor fails to pay any such taxes and in the absence of any such contest by such Obligor, Agent may (but shall be under no obligation to) advance and pay any sums required to pay any such taxes and/or to secure the release of any lien therefor, and any sums so advanced by Agent shall constitute Loans hereunder, shall be payable by such Obligor to Agent on demand, and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder.

          (i) Intellectual Property. Each Borrower and each Guarantor, as applicable, shall maintain adequate licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, tradestyles and tradenames to continue its business as heretofore conducted by it or as hereafter conducted by it.

          (j) Senior Management. Each Borrower and each Guarantor, as applicable, shall cause the Business to be managed by its present senior management team, or in the event any member of the senior management team shall cease to serve for any reason, a replacement who is reasonably satisfactory to the Agent.

          (k) Key Person Life Insurance. MTS shall obtain, within 60 days after the Closing Date, and thereafter continuously maintain in effect with an insurer acceptable to Agent, insurance upon the life of Todd E. Siegel in the amount of $4,000,000, Michael P. Conroy, in the amount of $1,500,000 and Michael Stevenson, in the amount of $1,500,000 (each a "Life Insurance Policy" and collectively, the "Life Insurance Policies").

          (l) Siegel License Agreement. The Borrowers shall remain in compliance of their obligations under the Siegel License Agreement (giving effect to any applicable cure or grace periods therein).

          (m) Preferred Stock Documents. The Borrowers and the Guarantors shall remain in compliance of their obligations under the Preferred Stock Documents (giving effect to any applicable cure or grace periods therein).

          (n) Subordinated Debt Documents. The Borrowers and the Guarantors shall remain in compliance of their obligations under the Subordinated Debt Documents (giving effect to any applicable cure or grace periods therein).

          (o) Borrower Subsidiaries. At such time that the assets of any Guarantor have a value of at least $100,000, valued at the higher of the book value and fair market value thereof, such Guarantor shall promptly become a Borrower hereunder, and shall enter into such documentation, including a joinder agreement to this Agreement and an allonge to any then-existing promissory notes, and shall provide to Agent an opinion of counsel with respect to the enforceability of such documents, and shall execute or provide to Agent such further documentation as Agent in its sole discretion may require.

     13. NEGATIVE COVENANTS. Until payment and satisfaction in full of all Liabilities and termination of this Agreement, unless any Borrower or any Guarantor obtains Agent's prior written consent waiving or modifying any of such Obligor's covenants hereunder in any specific instance, each Borrower and each Guarantor, as applicable, agrees as follows:

          (a) Guaranties. No Borrower or Guarantor shall assume, guarantee or endorse, or otherwise become liable in connection with, the obligations of any Person, except by endorsement of instruments for deposit or collection or similar transactions in the ordinary course of business, except that each Guarantor may enter into a guaranty of the Subordinated Debt, so long as such guaranty is subordinated in a manner satisfactory to the Agent in its sole discretion to any guaranty by such Guarantor of the Liabilities.

          (b) Indebtedness. No Borrower or Guarantor shall create, incur, assume or become obligated (directly or indirectly), for any loans or other indebtedness of borrowed money other than the Loans, except that each such Obligor may (i) borrow money from a Person other than Agent on an unsecured and subordinated basis if a subordination agreement in favor of Agent and in form and substance satisfactory to Agent is executed and delivered to Agent relative thereto; (ii) maintain its present indebtedness listed on
     Schedule 11(n) hereto; (iii) incur unsecured indebtedness to trade creditors in the ordinary course of its business; (iv) incur purchase money indebtedness or capitalized lease obligations not in excess of $100,000 in the aggregate each Fiscal Year in connection with Capital Expenditures permitted pursuant to Section 14 hereof; (v) incur indebtedness under agreements pursuant to which any Borrower is hedging against increases in interest rates on such Borrower's outstanding floating rate indebtedness; provided that the aggregate amount so hedged at any time shall not exceed the amount of such Borrower's floating rate indebtedness outstanding at such time; and (vi) incur the Subordinated Debt, so long as such Obligors have entered into the Subordination Agreement.

          (c) Liens. No Borrower or Guarantor shall grant or permit to exist (voluntarily or involuntarily) any lien, claim, security interest or other encumbrance whatsoever on any of its assets, other than Permitted Liens .

          (d) Mergers, Sales, Acquisitions, Subsidiaries and Other Transactions Outside the Ordinary Course of Business. No Borrower or Guarantor shall (i) enter into any merger or consolidation; provided that a Guarantor may merge with and into another Guarantor or into a Borrower and any Borrower may merge with and into another Borrower, so long as the Borrowers provide Agent at least thirty (30) days prior written notice thereof; (ii) change the state of such Obligor's incorporation or enter into any transaction which has the effect of changing the state of such Obligor's incorporation other than as a result of a transaction permitted under clause (i); (iii) sell, transfer lease or otherwise dispose of any of its assets other than in the ordinary course of business; provided, however, that MTS and Packaging may transfer assets between themselves and to those Subsidiaries acting as Guarantors or Borrowers at such time, so long as (a) no Default or Event of Default has occurred, or would occur as a result of such transfer, (b) MTS shall deliver written notice to Agent at least thirty
     (30) days prior to any such transfer and (c) such Subsidiary must be engaged in the Business; (iv) purchase the stock, other equity interests or all or a material portion of the assets of any Person or division of such Person other than in accordance with Section 13(f) hereof; (v) enter into any other transaction outside the ordinary course of such Obligor's business, including, without limitation, any purchase, redemption or retirement of any shares of any class of its stock or any other equity interest, and any issuance of any shares of, or warrants or other rights to receive or purchase any shares of, any class of its stock or any other equity interest; provided, that MTS may, solely for purposes of administrative efficiency, repurchase in the aggregate up to $50,000 of its common stock from shareholders holding fractional shares or fewer than 100 shares of its common stock, so long as (a) no Default or Event of Default shall have occurred prior to, or shall occur after giving effect to, any such repurchase and (b) MTS shall have sufficient excess availability at such time, as determined by Agent in its sole discretion, or (vi) create or form any Subsidiaries or enter into any joint ventures or partnerships with any other Person; provided that MTS may create new Subsidiaries so long as
     (a) no default has occurred prior to, or would occur as a result of, such creation, (b) MTS delivers written notice of such creation at least thirty
     (30) days prior thereto, (c) such new Subsidiary is engaged in the Business, and (iv) promptly upon its creation, each such new Subsidiary becomes a Guarantor or a Borrower. If such Subsidiary is created with assets the value of which equals or exceeds $100,000, as measured by the higher of the book value and the fair market value thereof, such new Subsidiary shall become a Borrower immediately upon its creation. Any such newly-created Subsidiary shall execute appropriate documentation in order to evidence its obligations as a Guarantor or Borrower, as the case may be, such as a guaranty or a joinder to this Agreement and an allonge to any then existing promissory notes, and it shall provide an enforceability opinion with respect to such documents, certified articles of incorporation and an officer's certificate, and shall execute or provide such further documentation as Agent may require in its sole discretion. Such Subsidiary shall in all cases grant to Agent a blanket perfected first priority security interest in all of its assets, subject only to Permitted Liens, and MTS shall pledge the capital stock or other equity interests of such Subsidiary to Agent and deliver the stock certificates and blank stock powers therefor. Notwithstanding the foregoing, under no circumstances shall any Obligor transfer assets to or merge with or into LifeServ Technologies, Inc., Medical Technologies Laboratories, Inc. or any Subsidiary thereof.

          (e) Dividends and Distributions. No Borrower or Guarantor shall declare or pay any dividend or other distribution (whether in cash or in kind) on any class of its stock; provided, that MTS may make payments of Permitted Dividends so long as no Default or Event of Default has occurred prior to, or would occur after giving effect to, such payment, and Subsidiaries of MTS may pay dividends to MTS.

          (f) Investments; Loans. No Borrower or Guarantor shall purchase or otherwise acquire, or contract to purchase or otherwise acquire, the obligations or stock of any Person (an "Investment") other than direct obligations of the United States; nor shall any Borrower or any Guarantor lend or otherwise advance funds to any Person except for advances made to employees, officers and directors for travel and other expenses arising in the ordinary course of business; provided, however, that (a) MTS may make Investments in Packaging, and (b) MTS and Packaging may make Investments in any Subsidiary of MTS acting as a Guarantor or Borrower at such time, so long as (i) no Default or Event of Default has occurred, or would occur as a result of such Investment, (ii) MTS shall deliver written notice at least thirty (30) days prior to the making of any such Investment and (iii) such Subsidiary must be engaged in the Business. Notwithstanding the foregoing, under no circumstances shall any Obligor make an Investment in or lend or otherwise advance funds to LifeServ Technologies, Inc., Medical Technologies Laboratories, Inc. or any Subsidiary thereof.

          (g) Fundamental Changes, Line of Business. No Borrower or Guarantor shall amend its organizational documents without the prior written consent of the Agent, which consent shall not be unreasonably withheld, or change its Fiscal Year or enter into a new line of business materially different from the Business.

          (h) Equipment. No Borrower or Guarantor shall (i) permit any of its Equipment to become a Fixture to real property unless such real property is owned by such Obligor and is subject to a mortgage in favor of Agent, or
     (ii) permit any Equipment to become an accession to any other personal property unless such personal property is subject to a first priority lien in favor of Agent.

          (i) Use of Proceeds. Neither Borrower nor any Affiliate shall use any portion of the proceeds of the Loans, either directly or indirectly, for the purpose of (i) purchasing any securities underwritten or privately placed by ABN AMRO Securities (USA) Inc. ("AASI"), an affiliate of Agent,
     (ii) purchasing  from AASI any securities in which AASI makes a market,  or
     (iii) refinancing or making payments of principal, interest or dividends on any securities issued by Borrower or any Affiliate, and underwritten, privately placed or dealt in by AASI.

          (j) Affiliate Transactions. Expect as set forth on Schedule 11(i) hereto or as permitted pursuant to Section 11(c) hereof, no Borrower or Guarantor shall conduct, permit or suffer to be conducted, transactions with Affiliates for the purchase or sale of Inventory or services other than in the ordinary course of business pursuant to terms that are less favorable to such Obligor than the terms upon which such transfers or transactions would have been made had they been made to or with a Person that is not an Affiliate.

          (k) Subordinated Debt Payments. No Borrower or Guarantor shall make any payments of principal or interest on the Subordinated Debt; provided, however, that, so long as no Default or Event of Default has occurred, or would occur as a result of such payment, the Borrowers may make scheduled payments of interest on the Subordinated Debt to the extent permitted by the terms of the Subordination Agreement .

          (l) Certain Warrant and Preferred Stock Provisions. No Borrower shall or Guarantor make any make-whole payment in cash with respect to either the Warrant Shares or the shares of common stock to be issued upon conversion of any of the shares of Preferred Stock.

     14. FINANCIAL COVENANTS. MTS and its Subsidiaries shall maintain and keep in full force and effect each of the financial covenants set forth below:

          (a) Tangible Net Worth. MTS and its Subsidiaries on a consolidated basis shall maintain at all times during each time period set forth below a Tangible Net Worth of not less than the amount set forth below opposite each such time period:



              Period                              Tangible Net Worth
              ------                              ------------------

   As of March 31, 2002 and at all         $400,000
   times until June 29, 2002

   As of June 30, 2002 and at all          $4,000,000
   times until December 30, 2002

   As of December 31, 2002 and at all      $4,200,000
   times until March 30, 2003

   As of March 31, 2003                    $4,600,000

   As of April 1, 2003 and at all          The greater of (i) $4,600,000 and
   times until March 30, 2004              (ii) 95% of Tangible Net Worth at
                                           March at March 31, 2003

   As of March 31, 2004                    $800,000 plus the greater of (i)
                                           $4,600,000 and (ii) 95% of Tangible
                                           Net Worth at March 31, 2003 (the
                                           2004 Tangible Net Worth Requirement")

   As of April 1, 2004 and at all          The greater of (i) the 2004 Tangible
   times until March 30, 2005              NetWorth Requirement and (ii) 95% of
                                           Tangible Net Worth at March 31, 2004

   As of March 31, 2005                    $800,000 plus the greater of (i) the
                                           2004 Tangible Net Worth Requirement
                                           and (ii) 95% of Tangible Net Worth at
                                           March  31, 2004 (the "2005 Tangible
                                           Net Worth Requirement")

   As of April 1, 2005 and at all          The greater of (i) the 2005 Tangible
   times thereafter                        Net Worth Requirement and (ii) 95% of
                                           Tangible Net Worth at March 31, 2005


          (b) Debt Service Coverage Ratio. MTS and its Subsidiaries on a consolidated basis will maintain a Debt Service Coverage Ratio for each time period set forth below of not less than the ratio set forth below opposite each such time period:


                  Measuring Period                 Debt Service Coverage Ratio
                  ----------------                 ---------------------------

     Fiscal quarter ending September 30, 2002              1.10:1.00

     Two fiscal quarters ending December 31, 2002          1.10:1.00

     Twelve months ending March 31, 2003,                  1.25:1.00
     March 31, 2004 and March 31, 2005

     Fiscal quarter ending June 30, 2003, September        1.10:1.00
     30 and December 31 of each year, in each case together with the three preceding fiscal quarters


          (c) Interest Coverage Ratio. MTS and its Subsidiaries on a consolidated basis will maintain an Interest Coverage Ratio for each time period set forth below of not less than the ratio set forth below opposite each such time period:


              Measuring Period                        Interest Coverage Ratio
              ----------------                        -----------------------

  Fiscal quarter ending September 30, 2003                    2.20:1.00

  Two fiscal quarters ending December 31, 2002                2.20:1.00

  Fiscal quarter ending March 31, 2003, and each              2.20:1.00
  each fiscal quarter thereafter, in each case with the preceding three fiscal quarters

          (d) Capital Expenditure Limitations. MTS and its Subsidiaries on a consolidated basis shall not make Capital Expenditures in excess of One Million Eight Hundred Thousand Dollars ($1,800,000.00) during any one Fiscal Year, commencing with the Fiscal Year ending March 31, 2003.

     15. DEFAULT. The occurrence of any one or more of the following events shall constitute an "Event of Default" by the Borrowers and Guarantors hereunder; provided, however, that once an Event of Default occurs, it shall be deemed to continue until such time as it shall been waived in writing by Agent:

          (a) Payment. The failure of any Obligor to pay when due, declared due, or demanded by agent, any of the Liabilities; provided, however, that with respect to any payment other than a payment of principal, interest or the fees set forth herein, the failure to pay such amount by the earlier of three days after the due date specifically set forth in any request for payment therefor.

          (b) Breach of this Agreement and the Other Agreements. The failure of any Obligor to perform, keep or observe any of the covenants, conditions, promises, agreements or obligations of such Obligor under this Agreement or any of the Other Agreements (other than those specifically enumerated in Section 15 hereof), and such failure continues unremedied for a period of fifteen (15) days after the earlier of (i) notice from the Agent to Borrowers of the existence of such failure, or (ii) the date any Authorized Officer of any Borrower knows of the existence of such failure; provided that, in the event such failure is incapable of remedy or consists of a default of any of the financial covenants contained in Section 14 hereof, or was willfully caused or permitted by any Borrower, Borrowers shall not be entitled to any notice or grace hereunder.

          (c) Breaches or Amendments of Other Obligations. A default or event of default or breach under, or other failure of any Obligor to perform, keep or observe any of the covenants, conditions, promises, agreements or obligations of such Obligor (after the expiration of any applicable cure or grace periods) under: (i) any of the Subordinated Debt Documents or Preferred Stock Documents, or any of the Subordinated Debt Documents or Preferred Stock Documents shall be amended or modified in any respect prohibited hereunder without Agent's prior written consent; or (ii) any other agreement with any Person, if such failure is reasonably likely to have a Material Adverse Effect.

          (d) Breach of Representations and Warranties. The making or furnishing by any Obligor to Agent of any representation, warranty, certificate, schedule, report or other communication within or in connection with this Agreement or the Other Agreements or in connection with any other agreement between such Obligor and Agent or Lender, which is untrue or misleading in any respect.

          (e) Loss of Collateral. The uninsured (subject to reasonable deductibles) loss, theft, damage or destruction of, or (except as permitted hereby) sale, lease or furnishing under a contract of service of, any of the Collateral.

          (f) Levy, Seizure or Attachment. The making or any attempt by any Person to make any levy, seizure or attachment upon any of the Collateral if either (i) there is an imminent risk of forfeiture or (ii) such levy, seizure or attachment remains undischarged or unstayed for ten or more days.

          (g) Bankruptcy or Similar Proceedings. The commencement of any proceedings in bankruptcy by or against any Obligor or for the liquidation or reorganization of any Obligor, or alleging that such Obligor is insolvent or unable to pay its debts as they mature, or for the readjustment or arrangement of any Obligor's debts, whether under the United States Bankruptcy Code or under any other law, whether state or federal, now or hereafter existing, for the relief of debtors, or the commencement of any analogous statutory or non-statutory proceedings involving any Obligor (each, together with the appointment of a receiver and any of the other actions constituting a Default in clause (h) below, a "Proceeding"); provided, however, that if such commencement of proceedings against such Obligor is involuntary, such action shall not constitute an Event of Default unless such proceedings are not dismissed within thirty
     (30) days after the commencement of such proceedings; provided further that, upon the occurrence of an Event of Default under this clause (g) with respect to any Guarantor which has assets the value of which is less than $50,000, as measured by the higher of book value and market value thereof, at such time, and to which no assets have been transferred by any Borrower or other Guarantor at any time subsequent to the Closing Date, the remedies provided the Agent in Section 16 hereof shall be solely with respect to such Guarantor and such Guarantor's assets, so long as the liability or obligation owing by such Guarantor which caused such Proceeding to be commenced arose prior to the Closing Date and no Borrower or Guarantor at any time prior to the Closing Date had any knowledge thereof or is also in any manner and to any extent responsible for such liability or obligation.

          (h) Appointment of Receiver. The appointment of a receiver or trustee for any Obligor, for any of the Collateral or for any substantial part of any Obligor's assets or the institution of any proceedings for the dissolution, or the full or partial liquidation, or the merger or consolidation, of any Obligor which is a corporation, limited liability company or a partnership; provided, however, that if such appointment or commencement of proceedings against such Obligor is involuntary, such action shall not constitute an Event of Default unless such appointment is not revoked or such proceedings are not dismissed within thirty (30) days after the commencement of such proceedings; provided further that, upon the occurrence of an Event of Default under this clause (h) with respect to any Guarantor which has assets the value of which is less than $50,000, as measured by the higher of book value and market value thereof, at such time, and to which no assets have been transferred by any Borrower or other Guarantor at any time subsequent to the Closing Date, the remedies provided the Agent in Section 16 hereof shall be solely with respect to such Guarantor and such Guarantor's assets, so long as the liability or obligation owing by such Guarantor which caused any Proceeding under this clause (h) to be commenced arose prior to the Closing Date and no Borrower or Guarantor at any time prior to the Closing Date had any knowledge thereof or is also in any manner and to any extent responsible for such liability or obligation.

          (i) Judgment. The entry of any judgment or order in excess of $50,000 against any Obligor which remains unsatisfied or undischarged and in effect for thirty (30) days after such entry without a stay of enforcement or execution.

          (j) Dissolution of Obligor. The dissolution or winding up of any Obligor; provided, that a Guarantor may be dissolved, so long as the Agent is given at least ten (10) days prior written notice and such Guarantor has no assets at the time; and if such Guarantor has assets, such assets must promptly be transferred to a Borrower or any other Guarantor.

          (k) Default or Revocation of Guaranty. The occurrence of an event of default (after the expiration of applicable cure or grace periods) under, or the revocation or termination of, any agreement, instrument or document executed and delivered by any Person to Agent pursuant to which such Person has guaranteed to Agent the payment of all or any of the Liabilities or has granted Agent a security interest in or lien upon some or all of such Person's real and/or personal property to secure the payment of all or any of the Liabilities.

          (l) Criminal Proceedings. The institution in any court of a criminal proceeding against any Obligor alleging the commission of a felony, or the indictment of any Obligor for any felony.

          (m) Change of Control. A Change of Control shall have occurred.

          (n) Change of Management. Any Borrower fails to cause its business to be managed by its present senior management team, or, in the event any member shall cease to serve for any reason, a replacement who is reasonably acceptable to Agent.

          (o) Termination of Life Insurance Policies. Any of the Life Insurance Policies shall be terminated, or the Life Insurance Policies shall be scheduled to terminate within thirty (30) days, and the Borrowers shall not have delivered a satisfactory renewal thereof to Agent; or the Borrowers shall fail to pay any premium on any of any of the Life Insurance Policies when due; or the Borrowers shall take any other action that impairs the value of any of any of the Life Insurance Policies.

          (p) Material Adverse Effect. A Material Adverse Effect shall have occurred.

          (q) Siegel License Agreement. There shall occur a breach of or an event of default (beyond any applicable cure or grace periods) under the Siegel License Agreement or it shall be materially amended or modified in a manner adverse to the Borrowers or it shall be terminated (other than in connection with any acquisition by a Borrower of direct ownership of the rights currently licensed to MTS thereunder).

     16. REMEDIES UPON AN EVENT OF DEFAULT.

          (a) Upon the occurrence of an Event of Default described in Section 15(g) or 15(h) hereof, all of the Liabilities shall immediately and automatically become due and payable, without notice of any kind. Upon the occurrence of any other Event of Default, all Liabilities may, at the option of Agent, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

          (b) Upon the occurrence of an Event of Default, Agent may exercise from time to time any rights and remedies available to it under the Uniform Commercial Code and any other applicable law in addition to, and not in lieu of, any rights and remedies expressly granted in this Agreement or in any of the Other Agreements, and all of Agent's rights and remedies shall be cumulative and non-exclusive to the extent permitted by law. In particular, but not by way of limitation of the foregoing, Agent may, without notice, demand or legal process of any kind, take possession of any or all of the Collateral (in addition to Collateral of which it already has possession), wherever it may be found, and for that purpose may pursue the same wherever it may be found, and may enter onto any of the Borrowers' or Guarantor's premises where any of the Collateral may be, and search for, take possession of, remove, keep and store any of the Collateral until the same shall be sold or otherwise disposed of, and Agent shall have the right to store the same at any of the Borrowers' premises without cost to Agent. At Agent's request, each Borrower shall assemble the Collateral and make it available to Agent at one or more places to be designated by Agent and reasonably convenient to Agent and the Borrowers. The Borrowers recognize that if the Borrowers fail to perform, observe or discharge any of their Liabilities under this Agreement or the Other Agreements, no remedy at law will provide adequate relief to Agent, and agrees that Agent shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages. Any notification of intended disposition of any of the Collateral required by law will be deemed to be a reasonable authenticated notification of disposition if given at least ten (10) calendar days prior to such disposition. Agent may disclaim any warranties that might arise in connection with the sale, lease or other disposition of the Collateral and has no obligation to provide any warranties at such time. Any Proceeds of any disposition by Agent of any of the Collateral may be applied by Agent to the payment of expenses in connection with the Collateral, including, without limitation, legal expenses and reasonable attorneys' fees actually incurred, and any balance of such proceeds may be applied by Agent toward the payment of such of the Liabilities, and in such order of application, as Agent may from time to time elect.

          (c) Without limiting the rights of Agent or Lender under applicable law, Agent and Lender have a right of set-off, a lien against and a security interest in all property of the Borrowers and the Guarantors now or at any time in the possession of Agent or Lender or any affiliate of Agent or Lender in any capacity whatsoever, including but not limited to any balance of any deposit, trust or agency account, or any other bank account, as security for all Liabilities. At any time and from time to time following the occurrence and during the continuance of a Default or an Event of Default, Agent may without notice or demand, set off and apply or cause to be set-off and applied any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Agent, Lender or any affiliate of Agent or Lender to or for the credit of any Borrower or any Guarantor against any or all of the Liabilities.

     17. CONDITIONS PRECEDENT. Agent and Lender shall be under no obligation to consummate the transactions contemplated by this Agreement until each of the conditions listed in this Section 17 has been satisfied. Whenever a condition contained herein requires delivery of an agreement or other document to Agent, each such agreement or other document shall be in form and substance satisfactory to Agent in its reasonable discretion.

          (a) Lender shall have received each agreement, document and instrument duly executed by each of the Borrowers and Guarantors party thereto, and each other agreement, opinion, report, approval, consent, certificate and other document set forth on the closing document list attached hereto as
     Schedule 17(a) (the "Closing Document List");

          (b) The Preferred Stock shall have been issued to Eureka and/or certain of its Affiliates on terms and conditions reasonably acceptable to the Agent and MTS shall have received at least $2,000,000 in cash proceeds therefrom.

          (c) The Subordinated Debt shall have been issued to the Subordinated Lender on terms and conditions reasonably acceptable to the Agent and MTS shall have received at least $4,000,000 in cash proceeds therefrom.

          (d) The Subordination Agreement shall have been duly executed by all parties thereto.

          (e) A payoff letter from South Trust Bank of Alabama, National Association ("South Trust Bank"), together with such other documents, instruments and agreements as may be required by Agent (including, without limitation, UCC-3 termination statements) to effectuate the termination of the South Trust Bank credit facility with the Borrowers and the Guarantors, as applicable, and the release of the lien of South Trust Bank on any and all of Borrowers' and Guarantors' assets and to evidence the discharge of all debts, liabilities and obligations of the Borrowers and the Guarantors, to South Trust Bank and its Affiliates.

          (f) The Borrowers shall cause to be executed in favor of Agent and delivered to Agent a Landlord's Agreement from each lessor of the leased properties set forth on Exhibit A;

          (g) The Borrowers shall cause the Siegel Family Trust to have entered into a Trademark Patent Security Agreement with Agent granting a lien and security interest in all of the intellectual property licensed by the Siegel Family Trust to the Borrowers.

          (h) The Borrowers shall cause each bailee, warehouseman, or similar party at any warehouse set forth in Exhibit A to execute and deliver to Agent a Warehouseman's Letter;

          (i) The Borrowers shall execute and deliver to Agent a Patent Security Agreement;

          (j) The Borrowers shall execute and deliver to Agent a Trademark Security Agreement;

          (k) The Borrowers shall deliver to Agent (i) historical financial statements as required by Agent, including but not limited to draft financial statements for the Fiscal Year ended March 31, 2002, and a monthly statement for the month of April 2002; (ii) projections of MTS and its Subsidiaries, on a consolidated basis forecasting its operating results for the Fiscal Year ending March 31, 2003, which projections shall include consolidated balance sheets, profit and loss statements, cash receipts and disbursements and availability, all prepared on a monthly basis;

          (l) The Borrowers shall deliver Agent an appraisal of the Borrowers' Equipment, showing an aggregate appraised value on an orderly liquidation and forced liquidation basis of not less than Eight Hundred Ninety-One Thousand Dollars ($891,000), which appraisal must be in form and content satisfactory to the Agent and performed by Dove Bid Valuation Services, Inc.;

          (m) The Borrowers shall deliver to Agent copies of all other material, including the Siegel License Agreement, and contracts and agreements of the Borrowers as Agent may require;

          (n) The Borrowers shall deliver to Agent copies of all real estate leases to which any Borrower is a party;

          (o) Since March 31, 2002, no event shall have occurred which has had or could reasonably be expected to have a Material Adverse Effect, as determined by Agent in its sole discretion;

          (p) Agent shall have received payment in full of all fees and expenses payable to it by the Borrowers or any other Person in connection herewith, on or before disbursement of the initial Loans hereunder or out of the proceeds of such initial Loans;

          (q) Agent shall have determined that, immediately after giving effect to the making of the initial Loans requested to be made on the date hereof, the Borrowers shall have Minimum Net Availability of not less than Five Hundred Thousand Dollars ($500,000);

          (r) The Obligors shall have executed and delivered to Agent all such other documents, instruments and agreements which Agent determines are reasonably necessary to consummate the transactions contemplated hereby and under the Other Agreements.

          (s) The Borrowers and Guarantors, as applicable, shall deliver evidence that they are in compliance with all applicable federal and state legal requirements deemed material by Agent, including environmental laws, rules and regulations, and there shall not be a default or event of default under any of its material obligations to third parties or contracts (to the extent such obligations will continue after the Closing Date).

     18. INDEMNIFICATION. The Borrowers agree to defend (with counsel satisfactory to Agent), protect, indemnify and hold harmless Agent and Lender, each affiliate or subsidiary of Agent and Lender, and each of their respective officers, directors, employees, attorneys and agents (each an "Indemnified Party") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature (including, without limitation, the disbursements and the reasonable fees of counsel actually incurred for each Indemnified Party in connection with any investigative, administrative or judicial proceeding, whether or not the Indemnified Party shall be designated a party thereto), which may be imposed on, incurred by, or asserted against, any Indemnified Party (whether direct, indirect or consequential and whether based on any federal, state or local laws or regulations, including, without limitation, securities laws and regulations, Environmental Laws and commercial laws and regulations, under common law or in equity, or based on contract or otherwise) in any manner relating to or arising out of this Agreement or any Other Agreement, or any act, event or transaction related or attendant thereto, the making or issuance and the management of the Loans or any Letters of Credit or the use or intended use of the proceeds of the Loans or any Letters of Credit; provided, however, that the Borrowers shall not have any obligation hereunder to any Indemnified Party with respect to matters caused by or resulting from the willful misconduct or gross negligence of such Indemnified Party. To the extent that the undertaking to indemnify set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrowers shall satisfy such undertaking to the maximum extent permitted by applicable law. Any liability, obligation, loss, damage, penalty, cost or expense covered by this indemnity shall be paid to each Indemnified Party within 10 days after demand, and, failing prompt payment, shall, together with interest thereon at the highest rate then applicable to Loans hereunder from the date incurred by each Indemnified Party until paid by the Borrowers, be added to the Liabilities of the Borrowers and be secured by the Collateral. The provisions of this Section 18 shall survive the satisfaction and payment of the other Liabilities and the termination of this Agreement.

     19. NOTICE. All written notices and other written communications with respect to this Agreement shall be sent by certified (return receipt requested) or overnight mail, by a nationally recognized overnight courier service, by telecopy or delivered in person, and in the case of Agent shall be sent to it at c/o LaSalle Business Credit, Inc., 1735 Market Street, 6th Floor, Philadelphia, PA 19103, Attention: Jeffrey M. Joslin, facsimile number: (267) 386-8844, with a copy to Wolf, Block, Schorr and Solis-Cohen LLP, 1650 Arch Street, 22nd Floor, Philadelphia, PA 19103-2097, Attention: Bruce R. Lesser, Esq., facsimile number:
(215) 405-3902; and in the case of the Borrowers shall be sent to them at the notice address set forth on Schedule A hereto, or as otherwise directed by the Borrowers in writing. All notices shall be deemed given upon actual receipt thereof or refusal of delivery.

     20. CHOICE OF GOVERNING LAW; CONSTRUCTION; FORUM SELECTION. This Agreement and the Other Agreements to which they are party are submitted by the Borrowers and the Guarantors to Agent for Agent's acceptance or rejection at Agent's principal place of business as an offer by Borrower to borrow monies from Agent and Lender now and from time to time hereafter, and shall not be binding upon Agent or Lender or become effective until accepted by Agent, in writing, at said place of business. If so accepted by Agent and Lender, this Agreement and the Other Agreements shall be deemed to have been made at said place of business. THIS AGREEMENT AND THE OTHER AGREEMENTS SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE COMMONWEALTH OF PENNSYLVANIA AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT, AND IN ALL OTHER RESPECTS, INCLUDING, WITHOUT LIMITATION, THE LEGALITY OF THE INTEREST RATE AND OTHER CHARGES, BUT EXCLUDING PERFECTION OF THE SECURITY INTERESTS IN COLLATERAL LOCATED OUTSIDE OF THE COMMONWEALTH OF PENNSYLVANIA, WHICH SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE RELEVANT JURISDICTION IN WHICH SUCH COLLATERAL IS LOCATED. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or remaining provisions of this Agreement.

     To induce Agent and Lender to accept this Agreement, the Borrowers and the Guarantors irrevocably agree that, subject to Agent's sole and absolute election, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS AGREEMENT, THE OTHER AGREEMENTS OR THE COLLATERAL SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE CITY OF PHILADELPHIA, COMMONWEALTH OF PENNSYLVANIA. THE BORROWERS AND THE GUARANTORS HEREBY CONSENT AND SUBMIT TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURTS LOCATED WITHIN SAID CITY AND STATE. Each Borrower and each Guarantor agrees that all service of process may be made upon such Obligor. The Borrowers and Guarantors agree that all service of process may be made upon such Obligor by mail or messenger directed to such Obligor at the address provided on the Schedule A hereto. THE BORROWER AND EACH GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST SUCH OBLIGOR BY AGENT IN ACCORDANCE WITH THIS SECTION.

     21. MODIFICATION AND BENEFIT OF AGREEMENT. This Agreement and the Other Agreements may not be modified, altered or amended except by an agreement in writing signed by the Borrowers, Guarantors or such other Persons who are a party to such Other Agreement and Agent. No Borrower or Guarantor may sell, assign or transfer this Agreement, or the Other Agreements or any portion thereof, including, without limitation, such Borrower's rights, titles, interest, remedies, powers or duties hereunder and thereunder. Each Borrower and each Guarantor hereby consents to Agent's sale, assignment, transfer or other disposition, at any time and from time to time hereafter, of this Agreement, or the Other Agreements, or of any portion thereof, or participations therein, including, without limitation, Agent's rights, titles, interest, remedies, powers and/or duties and agrees that it shall execute and deliver such documents as Agent may request in connection with any such sale, assignment, transfer or other disposition.

     22. HEADINGS OF SUBDIVISIONS. The headings of subdivisions in this Agreement are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Agreement.

     23. POWER OF ATTORNEY. Each Borrower and each Guarantor acknowledges and agrees that its appointment of Agent as its attorney and agent-in-fact for the purposes specified in this Agreement is an appointment coupled with an interest and shall be irrevocable until all of the Liabilities are satisfied and paid in full and this Agreement is terminated.

     24. CONFIDENTIALITY. Each Borrower, each Guarantor, Agent and Lender each hereby agrees and acknowledges that any and all information relating to any Borrower or Guarantor which is (i) furnished by any Borrower or Guarantor to Agent or Lender (or to any affiliate of Agent or Lender); and (ii) non-public, confidential or proprietary in nature, shall be kept confidential by Agent or Lender or such affiliate in accordance with applicable law; provided, however, that such information and other credit information relating to such Borrower or such Guarantor may be distributed by Agent or Lender or such affiliate to its directors, officers, employees, attorneys, affiliates, assignees, participants, auditors, agents and regulators, and, upon the order of a court or other governmental agency having jurisdiction over Agent, Lender or such affiliate, to any other party. Each Borrower, each Guarantor, Agent and Lender each further agrees that this provision shall survive the termination of this Agreement. Notwithstanding the foregoing, each Borrower and each Guarantor hereby consent to the Agent's publishing a tombstone or similar advertising material relating to the financing transaction contemplated by this Agreement.

     25. COUNTERPARTS. This Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all of which counterparts together shall constitute but one agreement.

     26. ELECTRONIC SUBMISSIONS. Upon not less than thirty (30) days' prior written notice (the "Approved Electronic Form Notice"), Agent may permit or require that any of the documents, certificates, forms, deliveries or other communications, authorized, required or contemplated by this Agreement or the Other Agreements, be submitted to Agent in "Approved Electronic Form" (as hereinafter defined), subject to any reasonable terms, conditions and requirements in the applicable Approved Electronic Forms Notice. For purposes hereof "Electronic Form" means e-mail, e-mail attachments, data submitted on web-based forms or any other communication method that delivers machine readable data or information to Agent, and "Approved Electronic Form" means an Electronic Form that has been approved in writing by Agent (which approval has not been revoked or modified by Agent) and sent to the Borrowers or Guarantors in an Approved Electronic Form Notice. Except as otherwise specifically provided in the applicable Approved Electronic Form Notice, any submissions made in an applicable Approved Electronic Form shall have the same force and effect that the same submissions would have had if they had been submitted in any other applicable form authorized, required or contemplated by this Agreement or the Other Agreements.

     27. WAIVER OF JURY TRIAL; OTHER WAIVERS.

          (a) EACH BORROWER, EACH GUARANTOR, AGENT AND LENDER EACH HEREBY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS AGREEMENT, ANY OF THE OTHER AGREEMENTS, THE LIABILITIES, THE COLLATERAL, ANY ALLEGED TORTIOUS CONDUCT BY ANY BORROWER, ANY GUARANTOR, AGENT OR LENDER OR WHICH, IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN THE BORROWERS AND THE GUARANTORS, ON THE ONE HAND, AND AGENT AND LENDER, ON THE OTHER HAND. IN NO EVENT SHALL AGENT OR LENDER BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL OR CONSEQUENTIAL DAMAGES.

          (b)  Each  Borrower  and  each   Guarantor   hereby   waives   demand,
     presentment, protest and notice of nonpayment, and further waives the benefit of all valuation, appraisal and exemption laws.

          (c) Each Borrower and each Guarantor hereby waives the benefit of any law that would otherwise restrict or limit Agent or Lender or any affiliate of Agent or Lender in the exercise of its respective right, which is hereby acknowledged and agreed to, to set-off against the Liabilities, without notice at any time hereafter, any indebtedness, matured or unmatured, owing by Agent or Lender or such affiliate of Agent or Lender to any Borrower or any Guarantor, including, without limitation, any deposit account at Agent or Lender or such affiliate.

          (d) EXCEPT AS REQUIRED BY ANY APPLICABLE LAW, EACH BORROWER AND EACH GUARANTOR HEREBY WAIVES ALL RIGHTS TO NOTICE AND HEARING OF ANY KIND PRIOR TO THE EXERCISE BY AGENT OR LENDER OF ITS RESPECTIVE RIGHTS TO REPOSSESS THE COLLATERAL OF SUCH BORROWER OR SUCH GUARANTOR WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON SUCH COLLATERAL.

          (e) Agent's failure, at any time or times hereafter, to require strict performance by any Borrower or any Guarantor of any provision of this Agreement or any of the Other Agreements shall not waive, affect or diminish any right of Agent thereafter to demand strict compliance and performance therewith. Any suspension or waiver by Agent of an Event of Default under this Agreement or any default under any of the Other Agreements shall not suspend, waive or affect any other Event of Default under this Agreement or any other default under any of the Other Agreements, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. No delay on the part of Agent in the exercise of any right or remedy under this Agreement or any Other Agreement shall preclude other or further exercise thereof or the exercise of any right or remedy. None of the undertakings, agreements, warranties, covenants and representations of the Borrowers or Guarantors contained in this Agreement or any of the Other Agreements, and no Event of Default under this Agreement or default under any of the Other Agreements shall be deemed to have been suspended or waived by Agent unless such suspension or waiver is in writing, signed by a duly authorized officer of Agent and directed to the Borrowers and Guarantors, as applicable, specifying such suspension or waiver.

     28. AGENT AND LENDER. The relationship between Agent and Lender in respect of the transaction contemplated to occur under this Agreement and the Other Agreements, and the respective rights and obligations of each such party with respect thereto, shall be governed by separate agency agreements to be entered into between Agent and Lender.

     29. JOINT AND SEVERAL OBLIGATIONS. Each Borrower shall be jointly and severally liable with each other Borrower for the payment and performance when due of all Liabilities.

                         [SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

                                     AGENT:

                                     LASALLE BUSINESS CREDIT, INC.

                                     By:  _________________________________
                                     Name:
                                     Title:


                                     LENDER:

                                     STANDARD FEDERAL BANK NATIONAL ASSOCIATION

                                     By:  _________________________________
                                     Name:
                                     Title:


                                     BORROWERS:

                                     MEDICAL TECHNOLOGY SYSTEMS, INC.

                                     By:  _________________________________
                                     Name:
                                     Title:


                                     MTS PACKAGING SYSTEMS, INC.

                                     By:  _________________________________
                                     Name:
                                     Title:


                                     GUARANTORS:

                                     MEDICATION MANAGEMENT TECHNOLOGIES, INC.

                                     By:  _________________________________
                                     Name:
                                     Title:

                                     CLEARWATER MEDICAL SERVICES, INC.

                                     By:  _________________________________
                                     Name:
                                     Title:

                                     MEDICAL TECHNOLOGY LABORATORIES, INC.

                                     By:  _________________________________
                                     Name:
                                     Title:

                                     MEDICATION MANAGEMENT SYSTEMS, INC.

                                     By:  _________________________________
                                     Name:
                                     Title:

                                     SYSTEMS PROFESSIONALS, INC.

                                     By:  _________________________________
                                     Name:
                                     Title:

                                     CART-WARE, INC.

                                     By:  _________________________________
                                     Name:
                                     Title:

                                     VANGARD PHARMACEUTICAL PACKAGING, INC.

                                     By:  _________________________________
                                     Name:
                                     Title:

                                     LIFESERV TECHNOLOGIES, INC.

                                     By:  _________________________________
                                     Name:
                                     Title:

                                     PERFORMANCE PHARMACY SYSTEMS, INC.

                                     By:  _________________________________
                                     Name:
                                     Title:

                                     MTS SALES AND MARKETING, INC.

                                     By:  _________________________________
                                     Name:
                                     Title:

                                    EXHIBIT A

                        BUSINESS AND COLLATERAL LOCATIONS

     Attached to and made a part of that certain Loan and Security Agreement of even date herewith by and among MEDICAL TECHNOLOGY SYSTEMS, INC., MTS PACKAGING SYSTEMS, INC. ("Borrowers"), LASALLE BUSINESS CREDIT, INC. ("Agent") and STANDARD FEDERAL BANK NATIONAL ASSOCIATION ("Lender").

                         (A) Each Borrower's Business Locations (please indicate
                    which location is the principal place of business and at which locations originals and all copies of each Borrower's books, records and accounts are kept).

                  1.

                  2.

                  3.

                         (B) Other locations of Collateral  (including,  without
                    limitation, warehouse locations, processing locations, consignment locations) and all post office boxes of each Borrower. Please indicate the relationship of such location to each Borrower (i.e. public warehouse, processor, etc.).

                  1.

                  2.

                  3.

                         (C) Bank Accounts of each Borrower (other than those at
                    LaSalle Bank National Association):

Bank (with address)             Account Number                   Type of Account
-------------------             --------------                   ---------------

                  1.

                  2.

                  3.

                                    EXHIBIT B

                             COMPLIANCE CERTIFICATE

     Attached to and made a part of that certain Loan and Security Agreement, as it may be amended in accordance with its terms from time to time, including all exhibits attached thereto (the "Agreement") of even date herewith between MEDICAL TECHNOLOGY SYSTEMS, INC., MTS PACKAGING SYSTEMS, INC. ("Borrowers"), LASALLE BUSINESS CREDIT, INC. ("Agent") and STANDARD FEDERAL BANK NATIONAL ASSOCIATION ("Lender")

     This Certificate is submitted pursuant to Section 11(c) of the Agreement.

     The  undersigned  hereby  certifies  to  Agent  that as of the date of this
Certificate:

1. The undersigned is the __________________________ of the Borrowers.

2. There exists no event or circumstance which is or which with the passage of time, the giving of notice, or both would constitute an Event of Default, as that term is defined in the Agreement, or, if such an event or circumstance exists, a writing attached hereto specifies the nature thereof, the period of existence thereof and the action that Borrowers have taken or proposes to take with respect thereto.

3. No material adverse change in the condition, financial or otherwise, business, property, or results of operations of Borrowers have occurred since [date of last Compliance Certificate/last financial statements delivered prior to closing], or, if such a change has occurred, a writing attached hereto specifies the nature thereof and the action that Borrowers have taken or propose to take with respect thereto.

4. Borrowers are in compliance with the representations, warranties and covenants in the Agreement, or, if Borrowers are not in compliance with any representations, warranties or covenants in the Agreement, a writing attached hereto specifies the nature thereof, the period of existence thereof and the action that Borrowers have taken or proposes to take with respect thereto.

5. The financial statements of the Borrowers being concurrently delivered herewith have been prepared in accordance with GAAP consistently applied and there have been no material changes in accounting policies or financial reporting practices of the Borrowers since [date of the last compliance certificate/date of last financial statements delivered prior to closing] or, if any such change has occurred, such changes are set forth in a writing attached hereto.

6. Attached hereto is a true and correct calculation of the financial covenants contained in the Agreement.

7. The officer executing this Certificate and making the statements contained herein is making such statements to the best of his/her knowledge, information and belief. However, in no way does such qualification affect any of the obligations, representations and warranties of the Borrowers herein or in the Agreement.

                                      MEDICAL TECHNOLOGY SYSTEMS, INC.

                                      By:  __________________________________
                                           Title:

                                      MTS PACKAGING SYSTEMS, INC.

                                      By:  __________________________________
                                           Title:

                                   SCHEDULE 1


                      Address for Borrowers and Guarantors


                  12920 Automobile Boulevard
                  Clearwater, FL 33762
                  Attention:  Todd Siegel, President
                  Facsimile Number:  (727) 540-0547

                  With a copy to:

                  Kilpatrick Stockton LLP
                  301 South College Street, Suite 3500
                  Charlotte, NC 28202
                  Attention: Francis C. Pray, Esq.
                  Facsimile Number: (704) 371-8306